Prospectus/Proxy Statement – Please Vote Today!
Federated Absolute Return Fund - Tax-Free Reorganization
A Portfolio of Federated Equity Funds
Time is of the essence. Voting only takes a few minutes. Please act now to help the fund avoid additional expense.
Federated Absolute Return Fund (the “Fund” or FARF), a portfolio of Federated Equity Funds, will hold a special meeting of shareholders on April 25, 2019. Shareholders are being asked to approve the tax-free reorganization of FARF into Federated Global Allocation Fund (FGALF) (the “Reorganization”). Please refer to the enclosed Prospectus/Proxy Statement, as well as the information below, for details on the proposed Reorganization. We recommend that you read the Prospectus/Proxy Statement in its entirety.
Why am I being asked to vote?
Certain mutual funds are required to seek approval from shareholders for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on this proposal, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize the Fund into FGALF.
Why has the Board of Trustees recommended that I vote in favor of the proposal?
•	The Fund's Board of Trustees (the “Board”), including the Independent Trustees, unanimously recommends that you vote in favor of the proposal because it believes that the proposed tax-free Reorganization is in the best interests of the Fund and that the interests of FARF's existing shareholders will not be diluted as a result of the Reorganization. Shareholders of FARF will receive shares in a fund with greater assets, a stronger historical performance record and lower gross and net total expenses than FARF.
How will the Reorganization affect my investment?
•	The total net asset value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the exchange of your shares. Pursuant to the Reorganization, FGALF will acquire all or substantially all of the assets of FARF in exchange for shares of FGALF as summarized in the following chart:

Reorganizing Fund	Surviving Fund
Federated Absolute Return Fund	Federated Global Allocation Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares

•	The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	Although the investment strategies and limitations of FARF and FGALF are largely similar, the investment objectives and certain of FGALF's fundamental investment limitations are materially different than those of FARF.
When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about May 10, 2019.
Who will pay for the Reorganization?
The Fund will bear direct proxy expenses, including mailing, processing, tabulation, printing and solicitation costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization.

As these expenses relate to the Fund's participation in the Reorganization, it is appropriate for the Fund to pay these expenses. The Fund is also expected to incur brokerage expenses related to the sale of any assets or the purchase of replacement securities prior to the Reorganization. These sales or purchases of assets will be necessary to align the portfolios of the Fund and FGALF and will be required prior to the Reorganization.
Will my current account options transfer over to my new account?
Yes, these servicing features will transfer automatically to your FGALF account. If you participate in automated or systematic account programs, these programs will continue in your new account with FGALF. Shareholders wishing to modify, cancel, freeze or terminate such services must instruct the Fund or their financial representative, as applicable.
What should I do in connection with the Reorganization?
Please vote your Shares today. If the Reorganization is approved, your Shares will automatically be exchanged for FGALF Shares. Please do not attempt to make the exchange into FGALF yourself in advance of the Reorganization. Shareholders may continue to redeem or transfer out of the Fund prior to the Reorganization.

How do I vote my shares?
Voting your shares is simple and easy. There are several ways to cast your vote:
•	Online–Use the web address on the proxy card;
•	Telephone–Call the toll-free telephone number on the proxy card;
•	Mail–Complete and return the proxy card in the enclosed postage paid envelope; or
•	Vote in person at the April 25, 2019 special shareholder meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to ask you to cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED ABSOLUTE RETURN FUND
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
APRIL 25, 2019
TO SHAREHOLDERS OF FEDERATED ABSOLUTE RETURN FUND:
A special meeting of shareholders of Federated Absolute Return Fund (FARF), a portfolio of Federated Equity Funds, will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on April 25, 2019, for the following purposes:
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Global Allocation Fund (FGALF), would acquire all, or substantially all, of the assets of FARF in exchange for Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF to be distributed pro rata by FARF to its shareholders of Class A Shares, Class B Shares, Class C Shares and Institutional Shares, respectively, in a complete liquidation and dissolution of FARF; and
To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
Any such vote AGAINST the Proposal will authorize the persons named as proxies to vote accordingly AGAINST any adjournment of the Special Meeting. The persons named as proxies will vote in FAVOR of any adjournment of the special meeting all other proxies they are authorized to vote.
The record date for determination of shareholders entitled to vote at the Special Meeting has been fixed at February 25, 2019.
By Order of the Board of Trustees,
Peter J. Germain
Secretary
March 8, 2019
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
March 8, 2019
Acquisition of the assets of
FEDERATED ABSOLUTE RETURN FUND
A Portfolio of Federated Equity Funds
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED GLOBAL ALLOCATION FUND
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated Absolute Return Fund (FARF or the “Fund”), a portfolio of Federated Equity Funds, with and into Federated Global Allocation Fund (FGALF) .Under the Plan, FARF would transfer all or substantially all of its assets to FGALF, in exchange for Shares of FGALF. FGALF is expected to be the accounting survivor in the Reorganization. Shares of FGALF will be distributed pro rata by FARF to its shareholders in complete liquidation and dissolution/termination of FARF. As a result of the Reorganization, each shareholder holding Shares of FARF will become the shareholder of Shares of FGALF, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in FARF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FARF and FGALF may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees (the “Board”) has determined that the Reorganization is in the best interest of FARF, and that interests of the existing shareholders of FARF will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of FARF approve the Plan. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objective of FARF is to provide absolute (positive) total returns with low correlation to the U.S. equity market. The investment objective of FGALF is to provide relative safety of capital with the possibility of long-term growth of capital and income. For FGALF's investment objective, consideration is also given to current income. For a more detailed comparison of the investment objectives, policies, limitations and risks of FARF with those of FGALF, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FGALF, dated January 31, 2019, which is incorporated herein by reference. The Statement of Additional Information (“SAI”) dated, March 8, 2019 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FGALF with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. A prospectus and SAI for FARF, dated December 31, 2018 (File Nos. 2-91090 and 811-4017) have been filed with the SEC and are incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Statement of Additional Information for FGALF dated January 31, 2019 (File Nos. 2-10415 and 811-1);
2. Annual Report for FARF dated October 31, 2018; (File Nos. 2-91090 and 811-4017);
3. Annual Report for FGALF dated November 30, 2018 (File Nos. 2-10415 and 811-1);
4. Semi-Annual Report for FARF dated April 30, 2018 (File Nos. 2-91090 and 811-4017); and
5. Semi-Annual Report for FGALF dated May 31, 2018 (File Nos. 2-10415 and 811-1).
Copies of these materials and other information about FARF and FGALF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about FARF and FGALF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 25, 2019: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of FGALF accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, FARF will transfer all, or substantially all, of its assets to FGALF in exchange for Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF. FARF will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to FGALF, and which are not expected to be material in amount. FARF will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, FARF will set aside cash to satisfy its remaining liabilities, which cash would be placed in a “closed fund pool” used to pay the expenses and not be transferred to FGALF. If, after the Closing Date, additional cash in excess of accrued expenses recorded on FARF's books on or before the Closing Date are received by or returned to FARF, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by FARF's Adviser (as defined below) and its affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by FGALF as the surviving fund. Moreover, any amounts received or returned that are not retained by FARF's Adviser or its affiliates should be remitted to FGALF as the surviving fund. FGALF is expected to be the accounting survivor of the Reorganization. FGALF's Class A Shares, Class B Shares, Class C Shares and Institutional Shares will be distributed pro rata by FARF to its shareholders in complete liquidation, dissolution and termination of FARF. As a result of the Reorganization, each shareholder of FARF's Class A Shares, Class B Shares, Class C Shares and Institutional Shares will become the shareholder of Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF, respectively, having a total NAV equal to the total NAV of the shareholder's holdings in FARF on the date of the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION
FARF's investment adviser is Federated Equity Management Company of Pennsylvania (“FEMCOPA”) and FGALF's investment adviser is Federated Global Investment Management Corp. (“Fed Global”) (each, an “Adviser” and together, the “Advisers”).
FARF's investment objective is to provide absolute (positive) returns with low correlation to the U.S. equity market, whereas FGALF's investment objective is provide relative safety of capital with the possibility of long-term growth of capital and income. For FGALF's investment objective, consideration is also given to current income.
The Reorganization was recommended to the Board because it will result in FARF's shareholders being reorganized into a fund with greater assets, a stronger historical performance record and lower gross and net total expenses,while a FARF shareholder will become the owner of shares of FGALF having a total net asset value equal to the total net asset value of his or her holdings in FARF on the date of the Reorganization.
As of October 31, 2018, the total net assets were $77,009,145 for FARF and $366,701,876 for FGALF; (inclusive of FGALF's Class R Shares and Class R6 Shares, which are not involved in the Reorganization). FGALF has significantly greater assets than FARF.
The Advisers believe that the proposed Reorganization will result in FARF's shareholders receiving shares in a fund that has: (i) greater assets;(ii) lower gross and net total expenses for each share class; and (iii) a stronger historical performance record.
As a result, the Advisers believe that the proposed Reorganization is in the best interest of FARF's shareholders, and that the interests of the existing FARF shareholders would not be diluted as a result of the Reorganization. The Adviser believes that the securities that would be acquired by FGALF are expected to be permissible investments for FGALF, and are, except for FARF's ability to invest in gold bullion, consistent with its investment objective, policies and strategies. In addition, FGALF's investment objective, policies and strategies would not change as a result of the Reorganization.
If the Reorganization is not approved by shareholders, the Advisers will consider recommending that the Board approve the liquidation, dissolution and termination of FARF.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), in considering the proposed Reorganization, the Board took into account all pertinent factors it deemed relevant in its business judgment, including: (1) FARF's higher gross and net total expenses compared to FGALF for each share class, such that after the Reorganization, FARF shareholders would be merged into a fund with lower gross and net total expenses; (2) the Reorganization is intended to be structured as a tax-free Reorganization; (3) the fact that the broad focus of FGALF's investment strategy across the equity and fixed income spectrum generally allows the various investment strategies currently pursued by FARF to be permissible investments for FGALF; and (4) FGALF's stronger historical performance track record compared to FARF. These factors are more fully described below under “Board Considerations Relating to the Reorganization.”
With respect to Reorganization-related expenses:
•	FARF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs as well as the cost associated with printing and mailing of prospectus supplements) associated with the Reorganization estimated at $84,095 (or $0.00926 per share) ;
•	FGALF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
•	Brokerage expenses for FARF related to the sale and purchase of portfolio securities prior to the Reorganization to better align FARF's portfolio with FGALF's portfolio are currently estimated at $90,586 (or $0.00997per share), although the actual amount may vary depending upon the number of transactions executed. As noted above, it is customary for FARF to pay these brokerage expenses on its securities transactions. As brokerage expenses are part of the price of the securities being sold, they are not charged as fund expenses and are not subject to waiver under FARF's expense cap;
•	The Advisers will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	The effect on the net asset value of FARF as a result of the payment of the direct proxy expenses and brokerage expenses is currently estimated to be $0.00926 and $0.00997 per share, respectively (cumulatively, $0.01923), and may vary depending upon the number of solicitation efforts required and/or transactions executed; and
•	There will be no dilution to shareholders as a result of the Reorganization, because each FARF shareholder will become the owner of shares of FGALF having a total net asset value equal to the total net asset value of his or her holdings in FARF on the date of the Reorganization.
In summary, FARF shareholders will be receiving shares in a fund with greater assets, a stronger historical performance record and lower gross and net total expenses. FARF shareholders also will be receiving shares of FGALF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more favorable tax result as compared to that resulting from a liquidation of FARF.
Based on information provided by the Advisers, the proposed Reorganization is in the best interest of FGALF shareholders because FGALF will benefit from the increase in its assets resulting from the Reorganization, which could have the potential for greater efficiencies and the ability to spread relative fixed costs over a larger asset base. In addition, FGALF's total gross and net expenses for each share class are lower than those of FARF. Following the Reorganization, it is expected that the pro forma total expenses of FGALF will be substantially the same as before the Reorganization.
By contrast, the Advisers and their affiliates, will benefit from the Reorganization of FARF as a result of (i) the elimination of the need to “subsidize” FARF and (ii) the increase in the assets of FGALF (which would increase asset-based fee revenue for Fed Global and its affiliates with respect to FGALF). Except for these two benefits, the Advisers and their affiliates would not receive a monetary benefit from the Reorganization. In considering these benefits to the Advisers, the Advisers believe consideration should be given to the fact that, instead of reorganizing FARF in a manner that the Advisers believe will be more beneficial to FARF shareholders, the Advisers and their affiliates could have decided either to(A) reduce their voluntary waivers on FARF's share classes (which could provide the Advisers with the same two benefits noted above) or (B) propose to liquidate FARF (which could provide the Advisers with the first benefit noted above – the elimination of the need to “subsidize” FARF).
Given the above factors, the Advisers believe that the bulk of the benefits of the Reorganization favor FARF and its shareholders, as opposed to the Advisers and their affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in FARF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Advisers and their affiliates).

In consideration of the foregoing and other information in this Prospectus/Proxy Statement, the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act, has determined that participation in the Reorganization is in the best interests of FARF and the interests of the existing shareholders of FARF will not be diluted as a result of the Reorganization. Therefore, the Board has unanimously approved, and is recommending that FARF shareholders approve, the Reorganization of FARF into FGALF.
TAX CONSEQUENCES
Tax-Free Reorganization Under The Code
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by FARF's shareholders. To qualify, FGALF must acquire “substantially all” of the assets of FARF in exchange for FGALF shares and the assumption of specified FARF liabilities (if any), FARF must liquidate completely as a result of the Reorganization and distribute FGALF shares to FARF shareholders, and FGALF must either (1) use a “significant portion” of FARF's historic assets in a business (the “asset continuity” test), or (2) continue FARF's “historic business” (the “business continuity” test). The Advisers intend to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, FGALF must continue a significant historic business of FARF, which generally requires that, on the date of the Reorganization, at least one-third of FARF's assets must meet FGALF's investment objectives, strategies, policies, risks and restrictions, and that FARF did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. FGALF may, but is not required to, retain a certain portion of FARF's portfolio securities post-Reorganization. The aggregate tax basis of the shares of FGALF received by the FARF shareholders will be the same as the aggregate tax basis of their shares in FARF. Prior to the Reorganization, FARF will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to FARF shareholders. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”
The Advisers believe that the Reorganization will qualify as a tax-free reorganization. FARF will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. To the extent that any transition of portfolio securities occurs in connection with the Reorganization, it is anticipated that FARF will incur transaction expenses associated with the disposition of portfolio securities. These brokerage costs, which will be borne by FARF, are currently estimated to be $90,586, or $0.00997 per share, though the actual amount may vary depending upon the number of transactions executed. FARF expects to replace a portion of its direct investments in either equity or fixed income securities with investments in the securities of other investment companies, including unaffiliated exchange-traded funds and/or other investment companies (which may or may not be available for general investment by the public) and that are advised by the Advisers or an affiliate of the Advisers (collectively, the “Underlying Funds”). Prior to the Reorganization, FARF may dispose of portfolio securities in the ordinary course of business and in anticipation of the Reorganization to better align the portfolios of FARF and FGALF. Such disposition of portfolio securities may result in the realization of net capital gains and may cause FARF to temporarily deviate from its stated investment objectives and strategies.
To the extent that FARF's net capital gains as of the Closing Date (including the referenced disposition of portfolio securities) exceed any available capital loss carryforward, any capital gain distribution will be taxable to FARF shareholders. See the section entitled “Federal Income Tax Consequences” below for further information regarding the tax treatment of any capital gains realized from this disposition of securities.
The approval, and consummation, of the Reorganization also is contingent upon the receipt of a tax opinion (to be issued by K&L Gates LLP) addressed to FARF and FGALF to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that FGALF and FARF will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. The tax opinion will satisfy the requirements for such legal opinion set forth in the form of Agreement and Plan of Reorganization for the Reorganization.
Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of FARF for shares of FGALF as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of FARF before the Reorganization becomes effective or sell/exchange their shares of FGALF after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by FARF immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. It is not currently anticipated that any capital gain distribution will be required by FARF. At the time of the Reorganization, it is anticipated that FARF will transfer most, if not all, of its then existing portfolio to FGALF pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of FARF result in FARF having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. As noted above, FARF expects to replace a portion of its direct positions in equity or fixed income securities with investments in Underlying Funds prior to the Reorganization. Consequently, brokerage costs incurred in connection with the Reorganization and the repositioning of FARF's portfolio are expected to be $90,586, or $0.00997 per share, although the actual amount may vary depending upon the number of transactions executed.
As of October 31, 2018, its last fiscal year end for which audited financial statements are available, FARF had capital loss carryforwards totaling approximately $48,947,317 and through February 28, 2019 had incurred $545,617 in realized gains. As of February 28, 2019, FARF had unrealized gains of $793,813.
As of November 30, 2018, its last fiscal year end for which audited financial statements are available, FGALF had no remaining capital loss carryforwards.
Shareholders of FARF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF TRUSTEES OF FARF UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Funds contain a few key differences. FARF's fundamental investment objective is to provide absolute (positive) returns with low correlation to the U.S. equity market while FGALF's fundamental objective is to provide relative safety of capital with the possibility of long-term growth of capital and income. For FGALF's investment objective, consideration is also given to current income.
Although the investment objectives and certain of the investment limitations of the Funds are different, the broad investment strategies of FARF and FGALF are largely similar, with the exception that FARF may invest directly in gold bullion and, when investing in gold bullion, FARF may take possession of gold bullion and store such gold bullion at a custodian or subcustodian. FARF does not currently hold, or have any present intention to hold, any positions in gold bullion. In addition, FGALF has an investment policy to generally allocate a substantial portion of its total assets (approximately 40% or more – unless market conditions are not deemed favorable by Fed Global, in which case the Fund would invest at least 30%) to non-U.S. investments, whereas FARF, which can invest in non-U.S. investments, has no such investment policy. The Adviser does not believe that such differences will materially impact the Reorganization. After the Reorganization is consummated, FGALF will continue to be operated in accordance with FGALF's investment objective and investment strategies.

The following chart summarizes the investment objectives and policies of FARF and FGALF. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.
INVESTMENT OBJECTIVES AND POLICIES
FARF (Reorganizing Fund)	FGALF (Surviving Fund)
The Fund's fundamental investment objective is to provide absolute (positive) returns with low correlation to the U.S. equity market.
The Fund pursues its investment objective by investing a majority of its assets in domestic (including ADRs) and foreign securities (including emerging markets), both debt and equity, that the Adviser and Sub-Adviser deem to be mispriced or misperceived.
The Adviser can position the Fund with respect to various asset classes or individual securities in a net long or a net short position.
The Fund may invest in ETFs, derivative contracts (such as options, swaps and futures contracts) and hybrid instruments (such as notes linked to underlying securities, indices or commodities).
The Fund may buy or sell foreign currencies or enter into foreign currency forwards in lieu of or in addition to non-dollar denominated fixed-income securities.
The Fund may invest in commodities, certain commodity ETFs, closed-end funds that hold commodities and derivative or other hybrid instruments whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.
The Fund may invest directly in gold bullion.
The Fund's fundamental investment objective is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.
During normal market conditions, the Adviser anticipates that the Fund will invest in a diversified mix of various asset classes, including, but not limited to, equity and fixed-income investments, in any proportion. The Fund will generally allocate a substantial amount of its total assets (approximately 40% or more - unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) to
non-U.S. investments. The Fund will allocate its assets among various regions and countries, including the United States, but in no fewer than three different countries. With regard to the portion of the Fund allocated to equity securities, the Adviser may allocate relatively more of the Fund's assets to securities with exposure to a particular sector, country or region, to securities chosen using a particular style of investing (e.g., growth or value) or to securities with a particular market capitalization (e.g., small, medium or large) The fixed-income asset classes in which the Fund may invest include domestic debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Fund may also invest in non-U.S. dollar and dollar denominated fixed-income securities of foreign governments and their agencies or foreign corporations.
The Fund may invest in securities of issuers in both developed and emerging market countries and the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar-denominated, fixed income
securities.The Fund may invest in noninvestment-grade securities, which may include securities with any credit rating or even securities the issuer of which is in default.The Fund may invest in ETFs and, when selecting investments for the Fund, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the
Adviser or Sub-Adviser or their affiliates. The Fund may also invest in hybrid instruments and REITs in any manner consistent with its investment strategy.
COMPARISON OF RISKS
The principal investment risks of both Funds are provided in the chart below. Because each Fund has different investment objectives and certain different investment policies, certain of their principal risks will be different. In particular, the Funds have the same principal risks, except that FARF is also subject to Risk of Investing in Gold Bullion, and FGALF is also subject to Risk Related To Company Capitalization, Prepayment and Extension Risk, Issuer Credit Risk, Call Risk, Mortgage-Backed Securities (MBS) Risk, Asset-Based Securities (ABS) Risk, Underlying Fund Risk, and Quantitative Modeling Risk. Accordingly, an investment in either Fund results in exposure to additional risks than would an investment in the other Fund.
These similarities and differences are outlined below. As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

FARF(Reorganizing Fund)	FGALF (Surviving Fund)
Stock Market Risk.
The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.	Same.
Real Estate Investment Trust Risk.
Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.	Same.
Investment Style Risk.
Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing.	Investment Style Risk
The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund's style of investing, the Fund's Share price may lag that of other funds using a different investment style.
No corresponding risk factor.	Risk Related To Company Capitalization
The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.
Interest Rate Risk.
Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.	Same.
No corresponding risk factor.	Prepayment and Extension Risk
When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayment lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
No corresponding risk factor.	Issuer Credit Risk
It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.	Counterparty Credit Risk
Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
No corresponding risk factor.	Call Risk
The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.

FARF(Reorganizing Fund)	FGALF (Surviving Fund)
No corresponding risk factor.	MBS Risk.
A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by government sponsored enterprises (GSEs) are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
No corresponding risk factor.	Asset-Backed Securities (ABS) Risk
The value of asset-backed securities (ABS) may be affected by certain factors such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.
Liquidity Risk.
The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.	Liquidity Risk.
The equity and fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
Risk Associated with Noninvestment-Grade Securities.
Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer's ability to pay interest and repay principal.	Same.
Sector Risk.
Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.	Same.
Risk of Investing in Derivative Contracts and Hybrid Instruments
Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus such as stock market, interest rate, credit, currency, liquidity and leverage risks.	Same.
Leverage Risk.
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.	Leverage Risk.
Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
Exchange-Traded Funds Risk.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	Same.
Risk of Foreign Investing.
Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.	Same

FARF(Reorganizing Fund)	FGALF (Surviving Fund)
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers.
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.	Risk of Investing in Depositary Receipts and Domestically Traded Securities of Foreign Issuers.
Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Currency Risk.
Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.	Currency Risk.
Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its return as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities
Eurozone Related Risk.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.	Same
Risk of Investing in Emerging Market Countries.
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more actual or perceived severe downturns (with corresponding currency devaluation) than developed economies.	Risk of Investing in Emerging Market Countries.
Securities issued or traded in emerging markets, including frontier markets, generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. These same risks exist and may be greater in frontier markets.
Risk Related to the Economy.
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bond returns may be particularly sensitive to changes in the economy.	Risk Related to the Economy.
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments, may from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
Risk of Investing in Commodities (including ETFs).
Because the Fund may invest in instruments including ETFs, whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.	Risk of Investing in Commodities.
Because the Fund may invest in investments or exchange-traded funds whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks including regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
Short Selling Risk.
The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.	Same
No corresponding risk factor.	Underlying Fund Risk.
The risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.

FARF(Reorganizing Fund)	FGALF (Surviving Fund)
No corresponding risk factor.	Quantitative Modeling Risk.
The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance.
Risk of Investing in Gold Bullion.
The Fund's investment in gold bullion could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in gold bullion in an effort to continue to qualify as a RIC (for example, by altering the timing and/or amount of gold bullion transactions). However, there are no assurances it will be successful in doing so. Custodial services and other costs relating to investment in gold bullion are generally more expensive than those associated with investing in securities. The inability of the Fund to make intended purchases of gold bullion due to settlement problems could cause the Fund to not be fully protected against the loss of its assets or cause the Fund to miss attractive investment opportunities.	No corresponding risk factor.
Technology Risk.
The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstance may impair the performance of these systems, which may negatively affect Fund performance.	Same.
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's Board without shareholder approval.
The fundamental and non-fundamental investment limitations of the Funds are largely similar, with the exception of the investment limitations related to concentration and underwriting. FARF's concentration limitation provides that it will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Similarly, FGALF has a fundamental investment policy that it will not concentrate its investments in securities of companies in any one industry. However, with respect to foreign governmental securities, it reserves the right to invest up to 25% of its total assets in fixed-income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments. With respect to underwriting, FARF's fundamental underwriting limitation is that it may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933. In contrast, FGALF has a more restrictive fundamental underwriting policy that the Fund will not engage in underwriting or agency distribution of securities issued by others.
The Funds' investment objectives, which are different, are also considered fundamental investment limitations. Accordingly, shareholders of FARF will be required to approve the Reorganization because FARF's fundamental investment objective and certain of its fundamental investment policies are materially different from FGALF's and could not be changed without shareholder approval.

The following chart compares the fundamental and non-fundamental investment limitations of FARF and FGALF.
FUNDAMENTAL POLICIES
FARF (Reorganizing Fund)	FGALF (Surviving Fund)
Diversification (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 (“1940 Act”), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.	Concentration (fundamental)
The Fund will not invest more than 25% of the value of its total assets in securities of companies in any one industry. However, with respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed-income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (fundamental) The Fund will not engage in underwriting or agency distribution of securities issued by others.
Investing in Commodities (fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.	Investing in Commodities (fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order there under, or any SEC staff interpretation thereof	Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.
Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending Cash or Securities (fundamental)The Fund will not lend any assets except portfolio securities. The purchase of corporate or government bonds, debentures, notes or other evidences of indebtedness shall not be considered a loan for purposes of this limitation.
NON-FUNDAMENTAL POLICIES
Concentration (non-fundamental)
In applying the concentration restriction, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.	No corresponding non-fundamental investment limitation.

FUNDAMENTAL POLICIES
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets	Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
Investing in Other Investment Companies (non-fundamental)
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.	No corresponding investment limitation for FGALF.
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin (non-fundamental)The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	No corresponding investment limitation for FGALF.
No corresponding investment limitation for FARF.	Acquiring Securities (non-fundamental) The Fund will not invest in securities of a company for the purpose of exercising control or management.
Additional Information (non-fundamental)
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.	Additional Information (non-fundamental).
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
The Fund did not borrow money or lend portfolio securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year.
For purposes of the diversification limitation, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Cash items may include certain short-term obligations such as:obligations of the U.S. government or its agencies or instrumentalities;
and repurchase agreements.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of FARF are substantially similar to those for purchasing, redeeming and exchanging shares of FGALF. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization. Future transactions in FGALF will be subject to applicable sales charges.
Set forth in the tables below is information regarding the fees and expenses incurred by the Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF and FARF, and the anticipated pro forma fees for the Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF after giving effect to the Reorganization. It is anticipated that FGALF will be the accounting survivor after the Reorganization.
The total gross and net operating expenses of FGALF for each share class, including on a pro forma basis after giving effect to the Reorganization, are lower than those of FARF. The management fees of FGALF are also lower than those of FARF.
FGALF also offers Class R and Class R6 Shares, which are not expected to be involved in the Reorganization.

FEDERATED Global allocation fund Class A Shares–
FEDERATED Absolute Return fund Class A shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Class A Shares (A) of FGALF for the fiscal year ended November 30, 2018; (2) the actual fees and expenses for the Class A Shares (A) of FARF for the fiscal year ended October 31, 2018; and (3) the pro forma fees and expenses of the Class A Shares (A) of FGALF on a combined basis after giving effect to the Reorganization.
Shareholder Fees	FGALF–A	FARF–A	FGALF-A Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.68%	0.75%	0.70%
Distribution (12b-1) Fee	None	0.00%[1]	None
Other Expenses:
̱ Dividends and Other Expenses Related to Short Sales	-	0.79%	0.00%
Other Operating Expenses	0.59%	1.12%[2]	0.61%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.29%	2.68%[2]	1.33%
Fee Waivers and/or Expense Reimbursements	(0.13)%[3]	(0.28)%[4]	(0.17)% [3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.16%	2.40%	1.16%
1	FARF has adopted a Distribution (12b-1) Plan for its Class A shares pursuant to which the A class of FARF may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class of FARF. The A class of FARF will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees').
2	Total Annual Fund Operating Expenses have been restated to reflect an anticipated increase in Other Operating Expenses for the fiscal year ending October 31, 2019, relative to the actual expenses for the fiscal year ended October 31, 2018.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund's A class (after the voluntary waivers and/or reimbursements) will not exceed 1.14% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of FGALF's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If the Reorganization is approved, the Termination Date will be extended to up to, but not include the later date of (a) April 1, 2020; or (b) the date of FGALF's next effective prospectus.
4	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, Dividends and Other Expenses Related to Short Sales, premiums for risk insurance policies on certain portfolio securities, interest expense, extraordinary expenses, line of credit expenses, and proxy related expenses paid by the Fund, if any) paid by the Fund's A class (after the voluntary waivers and/or reimbursements) will not exceed 1.30% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemptions are also shown. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FGALF – Class A Shares assuming redemption	$674	$936	$1,219	$2,021
FGALF – Class A Shares assuming no redemption	$674	$936	$1,219	$2,021
FARF – Class A Shares assuming redemption	$806	$1,337	$1,892	$3,397
FARF – Class A Shares assuming no redemption	$806	$1,337	$1,892	$3,397
FGALF – Class A Shares, Pro Forma Combined assuming redemption	$678	$948	$1,239	$2,064
FGALF – Class A Shares, Pro Forma Combined assuming no redemption	$678	$948	$1,239	$2,064

FEDERATED Global allocation fund Class B Shares–
FEDERATED Absolute Return fund Class B shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Class B Shares (B) of FGALF for the fiscal year ended November 30, 2018; (2) the actual fees and expenses for the Class B Shares (B) of FARF for the fiscal year ended October 31, 2018; and (3) the pro forma fees and expenses of the Class B Shares (B) of FGALF on a combined basis after giving effect to the Reorganization.
Shareholder Fees	FGALF–B	FARF–B	FGALF–B Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.68%	0.75%	0.70%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses:
Dividends and Other Expenses Related to Short Sales	-	0.79%	0.00%
Other Operating Expenses	0.65%	1.10%[1]	0.68%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.10%	3.41%[1]	2.15%
Fee Waivers and/or Expense Reimbursements	(0.11)%[2]	(0.26)%[3]	(0.18)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.99%	3.15%	1.97%
1	Total Annual Fund Operating Expenses have been restated to reflect an anticipated increase in Other Operating Expenses for the fiscal year ending October 31, 2019, relative to the actual expenses for the fiscal year ended October 31, 2018.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund's B class (after the voluntary waivers and/or reimbursements) will not exceed 1.97% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of FGALF's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If the Reorganization is approved, the Termination Date will be extended to up to, but not include the later date of (a) April 1, 2020; or (b) the date of FGALF's next effective prospectus.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, Dividends and Other Expenses Related to Short Sales, premiums for risk insurance policies on certain portfolio securities, interest expense, extraordinary expenses, line of credit expenses, and proxy related expenses paid by the Fund, if any) paid by the Fund's B class (after the voluntary waivers and/or reimbursements) will not exceed 2.05% up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemptions are also shown. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FGALF – Class B Shares assuming redemption	$763	$1,058	$1,329	$2,224
FGALF – Class B Shares assuming no redemption	$213	$658	$1,129	$2,224
FARF – Class B Shares assuming redemption	$894	$1,448	$1,974	$3,530
FARF – Class B Shares assuming no redemption	$344	$1,048	$1,774	$3,530
FGALF – Class B Shares, Pro Forma Combined assuming redemption	$768	$1,073	$1,354	$2,483
FGALF – Class B Shares, Pro Forma Combined assuming no redemption	$218	$673	$1,154	$2,483

FEDERATED Global allocation fund Class C Shares–
FEDERATED Absolute Return fund Class C shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Class C Shares (C) of FGALF for the fiscal year ended November 30, 2018; (2) the actual fees and expenses for the Class C Shares (C) of FARF for the fiscal year ended October 31, 2018; and (3) the pro forma fees and expenses of the Class C Shares (C) of FGALF on a combined basis after giving effect to the Reorganization.
Shareholder Fees	FGALF–C	FARF–C	FGALF-C Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.68%	0.75%	0.70%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses:
Dividends and Other Expenses Related to Short Sales	-	0.79%	0.00%
Other Operating Expenses	0.62%	1.10%[1]	0.65%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.07%	3.41%[1]	2.12%
Fee Waivers and/or Expense Reimbursements	(0.12)%[2]	(0.26)%[3]	(0.21)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.95%	3.15%	1.91%
1	Total Annual Fund Operating Expenses have been restated to reflect an anticipated increase in Other Operating Expenses for the fiscal year ending October 31, 2019, relative to the actual expenses for the fiscal year ended October 31, 2018.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund's C class (after the voluntary waivers and/or reimbursements) will not exceed 1.93% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of FGALF's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If the Reorganization is approved, the Termination Date will be extended to up to, but not include the later date of (a) April 1, 2020; or (b) the date of FGALF's next effective prospectus.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, Dividends and Other Expenses Related to Short Sales, premiums for risk insurance policies on certain portfolio securities, interest expense, extraordinary expenses, line of credit expenses, and proxy related expenses paid by the Fund, if any) paid by the Fund's C class (after the voluntary waivers and/or reimbursements) will not exceed 2.05% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemptions are also shown. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FGALF – Class C Shares assuming redemption	$310	$649	$1,114	$2,400
FGALF – Class C Shares assuming no redemption	$210	$649	$1,114	$2,400
FARF – Class C Shares assuming redemption	$444	$1,048	$1,774	$3,694
FARF – Class C Share assuming no redemption	$344	$1,048	$1,774	$3,694
FGALF – Class C Shares, Pro Forma Combined assuming redemption	$315	$664	$1,139	$2,452
FGALF – Class C Shares, Pro Forma Combined assuming no redemption	$215	$664	$1,139	$2,452

FEDERATED Global allocation fund Institutional Shares–
FEDERATED Absolute Return fund Institutional shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Institutional Shares (IS) of FGALF for the fiscal year ended November 30, 2018; (2) the actual fees and expenses for the Institutional Shares (IS) of FARF for the fiscal year ended October 31, 2018; and (3) the pro forma fees and expenses of the Institutional Shares (IS) of FGALF on a combined basis after giving effect to the Reorganization.
Shareholder Fees	FGALF–IS	FARF–IS	FGALF–IS Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.68%	0.75%	0.70%
Distribution (12b-1) Fee	None	None	None
Other Expenses:
Dividends and Other Expenses Related to Short Sales	-	0.79%	0.00%
Other Operating Expenses	0.32%	0.85%[1]	0.34%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.02%	2.41%[1]	1.06%
Fee Waivers and/or Expense Reimbursements	(0.15)%[2]	(0.26)%[3]	(0.19)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.87%	2.15%	0.87%
1	Total Annual Fund Operating Expenses have been restated to reflect an anticipated increase in Other Operating Expenses for the fiscal year ending October 31, 2019, relative to the actual expenses for the fiscal year ended October 31, 2018.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.85% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of FGALF's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If the Reorganization is approved, the Termination Date will be extended to up to, but not include the later date of (a) April 1, 2020; or (b) the date of FGALF's next effective prospectus.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, Dividends and Other Expenses Related to Short Sales, premiums for risk insurance policies on certain portfolio securities, interest expense, extraordinary expenses, line of credit expenses, and proxy related expenses paid by the Fund, if any) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 1.05% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FGALF – Class IS Shares assuming redemption	$104	$325	$563	$1,248
FARF – Class IS Shares assuming redemption	$244	$751	$1,285	$2,746
FGALF – Class IS Shares, Pro Forma Combined assuming redemption	$108	$337	$585	$1,294
PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year for which audited financial information is available, FGALF's portfolio turnover rate was 66% and FARF's portfolio turnover rate was 192% of the average value of each Fund's respective portfolio.
COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
For the 1-, 5- and 10-year periods ended December 31, 2018, FGALF outperformed each of FARF's classes. Likewise, with respect to yearly returns, FGALF outperformed FARF for each of the periods shown below, with the exception of 2011, 2014 and 2015, when each of FARF's Class A, Class B, Class C and Institutional Shares outperformed the corresponding FGALF share classes. The performance information shown below will help you analyze FARF's and FGALF's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index and the average returns of a “peer group” of funds (as defined by a third-party) in the respective category indicated. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index and the peer group of funds. Index and peer group returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes and peer groups are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes or peer groups.
Federated Absolute Return Fund–Class A Shares
Risk/Return Bar Chart
The bar chart and performance table below reflects historical performance data for FARF and are intended to help you analyze the FARF's investment risks in light of its historical returns. The bar chart shows the variability of the FARF's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. FARF's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the FARF is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, FARF's A class highest quarterly return was 5.62% (quarter ended June 30, 2009). Its lowest quarterly return was (7.40)% (quarter ended June 30, 2018).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for A class to illustrate the effect of federal taxes on FARF's returns. After-tax returns are shown only for the A class, and after-tax returns for the B, C and IS classes will differ from those shown for the A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Plan or other tax-advantaged investment plan.

(For the Periods Ended December 31, 2018)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	(19.50)%	(3.40)%%	(1.87)%
Return After Taxes on Distributions	(19.50)%	(3.48)%	(2.10)%
Return After Taxes on Distributions and Sale of Fund Shares	(11.55)%	(2.54)%	(1.38)%
B:
Return Before Taxes	(20.08)%	(3.42)%	(1.90)%
C:
Return Before Taxes	(16.25)%	(3.03)%	(2.05)%
IS:
Return Before Taxes	(14.53)%	(2.05)%	(1.06)%
ICE BofA Merrill Lynch U. S. 3 Month Treasury Bill ndex[1] (reflects no deduction for fees, expenses or taxes)	1.87%	0.63%	0.37%
Lipper Absolute Return Funds Average [2]	(4.46)%	0.85%	2.37%
1	ICE BofAML US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Effective October 22, 2017, the index name changed from “BofA ML US 3-Month Treasury Bill Index” to “ICE BofAML US 3-Month Treasury Bill Index.
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges.

Federated Global Allocation Fund–Class A Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the FGALF and are intended to help you analyze the FGALF's investment risks in light of its historical returns. The bar chart shows the variability of the FGALF's A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. FGALF's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the FGALF is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the period shown in the bar chart, FGALF's A class highest quarterly return was 11.60% (quarter ended June 30, 2009). Its lowest quarterly return was (11.12)% (quarter ended September 30, 2011).
Average Annual Total Return Table
FGALF's IS class commenced operations on June 12, 2009. For the period prior to the commencement of operations for the IS class, the IS class performance information shown below is for FGALF's A class. The performance of FGALF's A class has not been adjusted to reflect the expenses applicable to the IS class since the IS class has a lower expense ratio than the expense ratio of the A class. The performance of the A class has been adjusted to remove any voluntary waiver of FGALF expenses related to the A class that may have occurred during the periods prior to commencement of operations of the IS class and to reflect the differences in sales loads and charges imposed on the purchase and redemption of the FGALF's A and IS class. FGALF's IS class would have annual returns substantially similar to those of the A class because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
FGALF's R6 class commenced operations on June 29, 2016. For the period prior to the commencement of operations for the R6 class, the R6 class performance information shown below is for FGALF's A class. The performance of FGALF's A class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the A class. The performance of the A class has been adjusted to remove any voluntary waiver of FGALF expenses related to the A class that may have occurred during the periods prior to commencement of operations of the R6 class and to reflect the differences in sales loads and charges imposed on the purchase and redemption of FGALF's A and R6 class. FGALF's R6 class would have annual returns substantially similar to those of the A class because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
In addition to Return Before Taxes, Return After Taxes is shown for FGALF's A class to illustrate the effect of federal taxes on FGALF returns. After-tax returns are shown only for the A class, and after-tax returns for B, C, R, IS and R6 classes will differ from those shown for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2018)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	(13.61)%	0.68%	5.98%
Return After Taxes on Distributions	(15.01)%	(0.37)%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares	(7.53)%	0.38%	4.63%
B:
Return Before Taxes	(14.04)%	0.67%	5.89%
C:
Return Before Taxes	(10.12)%	1.07%	5.77%
R:
Return Before Taxes	(8.97)%	1.39%	6.11%
IS:
Return Before Taxes	(8.33)%	2.13%	6.86%
R6:
Return Before Taxes	(8.28)%	1.97%	6.66%
Standard & Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
Blended Index[3] (reflects no deduction for fees, expenses or taxes)	(6.00)%	3.12%	6.84
Morningstar World Allocation Funds Average[4]	(8.26)%	1.76%	6.90%
1	The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries..
2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3	The Blended Index is a custom blended index comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays Global Aggregate Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

Financial Highlights
The Financial Highlights for FARF and FGALF are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For FARF and FGALF, the information has been audited by KPMG LLP an independent registered public accounting firm, whose reports, along with each Fund's audited financial statements are included in each Fund's Annual Reports.
INVESTMENT ADVISERS
FARF
The Board governs the Fund. The Board selects and oversees FARF's adviser, Federated Equity Management Company of Pennsylvania (the “Adviser” or “FEMCOPA”). FEMCOPA manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of FEMCOPA, provides certain support services to FEMCOPA. The fee for these services is paid by FEMCOPA and not by the Fund. The address of FEMCOPA and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
FARF's sub-adviser is Federated Investment Management Company (FIMCO). The fee for these sub-advisory services is paid by FEMCOPA and not by FARF.
FIMCO'S address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
FGALF
FGALF's Board of Trustees governs FGALF and selects and oversees FGALF's adviser, Federated Global Investment Management Corp. (Fed Global), an affiliate of FARF's Adviser. Fed Global manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of Fed Global provides certain support services to Fed Global. The fee for these services is paid by Fed Global and not by the Fund. The address of Fed Global is 101 Park Avenue, 41st Floor, New York, NY 10178. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
FGALF's sub-adviser is FIMCO. The fee for these sub-advisory services is paid by Fed Global and not by FGALF.
FIMCO'S address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
FEMCOPA, Fed Global, FIMCO and other subsidiaries of Federated Investors, Inc. (“Federated”) advise approximately 102 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $459.9 billion in assets as of December 31, 2018. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,900 employees. Federated provides investment products to approximately 9,500 investment professionals and institutions.
FEMCOPA advises approximately 17 equity mutual funds (including sub-advised funds) which totaled approximately $16.6 billion in assets as of December 31, 2018.
Fed Global advises approximately 12 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $10.8 billion in assets as of December 31, 2018.
FIMCO advises approximately 76 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $264.8 billion in assets as of December 31, 2018.
PORTFOLIO MANAGEMENT INFORMATION
FARF Portfolio Manager	FGALF Portfolio Managers
Dana L. Meissner
Dana L. Meissner, CFA, FRM and CAIA, Senior Portfolio Manager, has been the Fund's portfolio manager since February 2009.
Mr. Meissner has primary responsibility for the day-to-day management of the Fund. He has been with Federated since 2000; has worked in investment management since 2000; and has managed investment portfolios since 2009. Education: M.S.I.A., Carnegie Mellon University; M.S. and B.S., University of Toledo.	Timothy H. Goodger
Timothy H. Goodger, Senior Portfolio Manager, has been the Fund's portfolio manager since August 2007.
Mr. Goodger is jointly responsible for the asset allocation and U.S. and non-U.S. security selection of the Fund. He has been with Federated since 2005; has worked in investment management since 2003; and has managed investment portfolios since 2007. Education: B.A., University of California at Davis; M.A., University of Washington; and Ph.D., University of North Carolina at Chapel Hill.

FARF Portfolio Manager	FGALF Portfolio Managers
John F. Sherman
John F. Sherman, CFA, Senior Portfolio Manager, has been the Fund's portfolio manager since August 2017.
Mr. Sherman is jointly responsible for the asset allocation of the Fund and REIT security selection. He has been with Federated since 2006; has worked in investment management since 2000; and has managed investment portfolios since 2000. Education: B.S.B.A., North Adams State College; and M.B.A., Boston University Graduate School of Management.
Steven A. Chiavarone
Steven A. Chiavarone, CFA, Portfolio Manager, has been the Fund's portfolio manager since January 2017 and served as associate portfolio manager since January 2016.Mr. Chiavarone is jointly responsible for the asset allocation and U.S. and non-U.S. security selection of the Fund. He has been with Federated since 2007; has worked in investment management since 2006; and has managed investment portfolios since 2013. Education: B.A., Drew University.
Qun Liu
Qun Liu, CFA, Portfolio Manager and Senior Quantitative Analyst, has managed the Fund since June 2018.
Ms. Liu is jointly responsible for the asset allocation and U.S. and non-U.S. security selection of the Fund. She has been with Federated since 2012; has worked in investment management since 2005; and has managed investment portfolios since 2018. Education: B.S., Ocean University of China; M.S., The Ohio State University; M.B.A., University of Chicago, Graduate School of Business.
Ihab Salib
Ihab Salib, Senior Portfolio Manager, has been the Fund's portfolio manager since December 2012.
Mr. Salib is Head of the International Fixed Income Group and Chairman of the Currency Management Committee. He is responsible for day-to-day management of the international fixed income portion of the Fund, focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 1999; has worked in investment management since 1992; and has managed investment portfolios since 2002. Education: B.A., State University of New York at Stony Brook.
Chengjun (Chris) Wu
Chengjun (Chris) Wu, CFA, Portfolio Manager, has been the Fund's portfolio manager since April 2014.
Mr. Wu is responsible for day-to-day management of the domestic fixed income portion of the Fund, focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 2006; has worked in investment management since 2006; and has managed investment portfolios since 2011. Education: B.S., Beijing Normal University; M.S., University of Illinois at Chicago; M.B.A., University of Chicago, Graduate School of Business.
Additional Portfolio Manager Information
Each Fund's SAI provides information about each Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in each of the Funds.
Class B Share Closure
Class B Shares are closed to new investments by new investors and existing shareholders (excluding reinvestment of dividends and capital gains). Reinvestment of dividends and capital gains will continue uninterrupted. Class B Shares of the Funds may be exchanged for Class B Shares of any other Federated fund.
A shareholder owning each Fund's Class B Shares may continue to hold those shares until such shares automatically convert to Class A Shares under each Fund's existing conversion schedule as described in each Fund's prospectus, or until the shareholder redeems such Class B Shares, subject to any applicable contingent deferred sales charge (CDSC).
Reinvestment of dividends and capital gains will continue uninterrupted.

All other Class B Share features, including but not limited to distribution (12b-1) and service fees, CDSC, accumulation privileges and conversion features, will remain unchanged for Class B Shares.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
FARF and FGALF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary–Comparative Fee Tables” in this Prospectus/Proxy Statement.
Investment Advisory Fees
FGALF's investment advisory contract provides for payment to Fed Global of an annual investment advisory fee of 0.55% of FGALF's average daily net assets plus 4.5% of the Fund's gross income. Fed Global may voluntarily waive a portion of its fee or reimburse FGALF for certain operating expenses. Fed Global and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Expenses” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
FARF's investment advisory contract provides for payment to FEMCOPA of an annual investment advisory fee of 0.75% of FARF's average daily net assets. FEMCOPA may voluntarily waive a portion of its fee or reimburse FARF for certain operating expenses. FEMCOPA and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Expenses” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
Front End Sales Charge Reallowances (Class A Shares)
The Funds' Distributor, Federated Securities Corp., receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Class A Shares of FARF and FGALF, the financial intermediary may receive a Dealer Reallowance as follows:
Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
Advance Commissions
When a financial intermediary's customer purchases Class A Shares of FARF and FGALF, the financial intermediary may receive an advance commission as follows:
Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%
Sales Charge When You Redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
•	Shares that are not subject to a CDSC; and
•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.
B:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
C:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.
Rule 12b-1 Fees
Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds.
FARF's Class A Shares may incur or charge a Rule 12b-1 fee of up to 0.05% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. FARF's Class A Shares have no present intention of paying, accruing or incurring any Rule 12b-1 fees until such time as approved by the Fund's Board.
FGALF's Class A Shares do not have a Rule 12b-1 fee.
Both FARF's and FGALF's Class B and Class C Shares have a Rule 12b-1 fee of up to 0.75% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares.

In addition, in connection with the sale of the B class and C class, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the B class and C class. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees
When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. The Institutional Shares of FARF and FGALF do not have Rule 12b-1 fees.
Service Fees
Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of FARF and of FGALF's Class A Shares, Class B Shares and Class C Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Account Administration Fees
Each Fund may pay Account Administration Fees of up to 0.25% of average net assets of FARF and of FGALF's Class A Shares, Class B Shares and Class C Shares to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds, within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. In addition, as discussed above in “Commissions on Certain Shares,” if you purchase Institutional Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.

Additional Information on the Availability of Certain Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Annex C hereto. The information contained in Annex C is based on information provided by these financial intermediaries. Please contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and that you understand the steps you must take to qualify for available waivers and discounts. In all instances, it is the shareholder's responsibility to notify the Funds or the shareholder's Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another financial intermediary to receive these waivers or discounts.
Commissions on Certain Shares
The Funds do not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Institutional Shares. However, if you purchase Institutional Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
Because the Funds are not parties to any such commission arrangement between you and your broker, any purchases and redemptions of Institutional Shares will be made at the applicable net asset value (before imposition of the commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “Risk/Return Summary: Fees and Expenses” section of the Funds' Prospectuses and described above nor are they reflected in the “Performance: Bar Chart and Table,” because they are not charged by the Funds.
Shares of the Funds are available in other share classes that have different fees and expenses.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of FARF's shares are the same as those applicable to the purchase, redemption and exchange of FGALF's shares. Reference is made to the Prospectuses of FARF and FGALF, dated December 31, 2018 and January 31, 2018, respectively, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of FARF's shares and FGALF's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Please note that if you participate in automated or systematic account programs in FARF, these programs will continue in your new account with FGALF. Shareholders wishing to modify, cancel, freeze or terminate such services must instruct the Fund or their financial representative, as applicable.
Purchases
Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.
Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check, or, with respect to Class A Shares, Class B Shares and Class C Shares, through an exchange from the same share class of another Federated fund. With respect to Institutional Shares, purchases of shares of each Fund may be made through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated

Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any purchase by exchange, you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations. Each Fund reserves the right to reject any request to purchase or exchange shares.
Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Each Fund reserves the right to reject any request to purchase or exchange shares.
There is no front-end sales charge upon purchase of Class C Shares; however, upon redemption, holders of each Fund's Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.
The CDSC on Class A Shares and Class C Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class C Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.
You may qualify for certain sales charge discounts if you or your family invest at least $100,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for FARF and FGALF incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
The required minimum investment amounts for Class A Shares and Class C Shares in each Fund are $1,500 for initial investments. The required minimum subsequent investment amounts in each Fund are $100.
The minimum initial investment amount for Institutional Shares is generally $1,000,000 and there is no minimum subsequent investment amount.
As a general matter, Institutional Shares are not available for direct investment by natural persons. The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Institutional Shares (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed in each Fund's Prospectus):
•	An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
•	A Federated Fund;
•	An investor (including a natural person) who acquired Institutional Shares of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Institutional Shares (see “How to Purchase Shares” in each Fund's Prospectus):
•	An investor, other than a natural person, purchasing Institutional Shares directly from the Fund; and
•	In connection with an initial purchase of Institutional Shares through an exchange, an investor (including a natural person) who owned IS of another Federated fund as of December 31, 2008.

Intra-Fund Share Conversion Program
A shareholder in a Fund's Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. The share conversion program is not applicable to each Fund's Class A Shares and Class C Shares subject to a contingent deferred sales charge, if applicable. For Class C Shares purchase through a financial intermediary after June 30, 2017, such Shares may only be converted to another share class of the same Fund if; (i) the shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds' distributor the CDSC otherwise payable upon the sale of such shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder's participation in a self-directed brokerage account or a fee-based advisory program offered by the intermediary; or (B) the conversion is part of a multiple-shareholder transaction through a particular financial intermediary as pre-approved by the Funds' Administrator. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert Shares.
Class B Share Automatic Conversion Feature
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on the next monthly conversion processing date, provided that the Fund or financial intermediary has records confirming that the Class B Shares have been held for at least eight years and that the Class A Shares are available for purchase. For Class B Shares acquired in an exchange from another fund, the date of purchase will be based on the initial purchase of the Class B Shares of the prior fund. Certain financial intermediaries, record keepers and platforms do not track shareholder level share lot aging for certain types of accounts. These Class B Shares would not satisfy the conditions for the conversion. Contact your financial intermediary or call 1-800-341-7400 for more information.
Class C Share Automatic Conversion Feature
After Class C Shares have been held for ten years from the date of purchase, they will automatically convert into Class A Shares on the next monthly conversion processing date, provided that the Fund or financial intermediary has records confirming that the Class C Shares have been held for at least ten years and that the Class A Shares are available for purchase. For Class C Shares acquired in an exchange from another Federated fund, the date of purchase will be based on the initial purchase of the Class C Shares of the prior Federated fund. Certain financial intermediaries, record keepers and platforms do not track shareholder level share lot aging for certain types of accounts. These Class C Shares would not satisfy the conditions for the conversion. Contact your financial intermediary or call 1-800-341-7400 for more information.
Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.
Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund. With respect to Class A Shares, Class B Shares and Class C Shares, exchanges may be made to the same share class of another Federated fund. With respect to Institutional Shares, shares of each Fund may be exchanged to any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Money Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances.
The Funds intend to pay Share redemptions in cash. To ensure that the Funds have cash to meet Share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Funds may generate cash in the following ways:
•	Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
•	Committed Line of Credit. The Funds participate with certain other Federated funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of Shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Funds cannot borrow under the LOC if an inter-fund loan is outstanding.
•	Redemption in Kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption proceeds in whole or in part by an “in-kind” distribution of each Fund's portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by each Fund's Board, which generally include distributions of a pro rata share of each Fund's portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
120 Day Reinstatement Program
Within 120 days of redeeming Class A Shares, Class B Shares and Class C Shares of the Fund, upon proper notification to the Fund's Transfer Agent, you may reinvest all or a portion of the redemption proceeds in Class A Shares of the Fund at net asset value, without the imposition of a sales charge or CDSC. Please note:
•	The ownership of the account receiving the purchase is not required to be identical to that of the account in which the redemption was placed; however, the registration of the account receiving the purchase must include at least one registered shareholder of the account from which the redemption occurred.
•	You will not be reimbursed for any fees originally incurred on the redemption (e.g., CDSC or redemption fees) by subsequently participating in the 120 Day Reinstatement Program.
•	The 120 Day Reinstatement Program does not supersede or override any restrictions placed on an account due to frequent trading and/or client contractual issues.
Additional operational restrictions may apply, please contact a Client Service Representative at 1-800-341-7400 for more information.
Systematic Withdrawal Program (SWP) on Class B Shares
You will not be charged a CDSC on SWP redemptions if:
•	you redeem 12% or less of your account value in a single year;
•	you reinvest all dividends and capital gains distributions;
•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and
•	for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined each Fund's Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.
Distributions
FGALF distributes any net ordinary income quarterly to shareholders, while FARF distributes any such income annually to shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.
In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Tax Information
Each Fund or your financial intermediary sends an IRS Form 1099 and/or an annual statement of shareholder account activity to assist shareholders in completing federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to shareholders whether paid in cash or reinvested in a Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the Shares have been owned.
Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.
Portfolio Holdings Disclosure Policies
Each Fund's SAI contains a description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing date, which is expected to be on or about May 10, 2019. On the Closing date, all or substantially all of the assets of FARF will be transferred to FGALF. In exchange for the transfer of these assets, FGALF will simultaneously issue to FARF a number of full and fractional Class A, Class B, Class C and Institutional Shares, (as applicable) of FGALF equal in value to the aggregate NAV of the Class A, Class B, Class C and Institutional Shares of FARF, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The value of FARF's assets to be acquired by FGALF shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FGALF's Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as FARF and FGALF shall mutually agree. There are no material differences between the valuation procedures of FARF and FGALF. Consequently, it is not anticipated that the use of FGALF's valuation procedures will result in a material revaluation of FARF's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, each Fund uses the fair value of the investment determined in accordance with each Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
FARF will not transfer deferred or prepaid expenses, which are not expected to be material in amount, to the extent that they do not have a continuing value to FGALF. FARF will discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, FARF will set aside cash to satisfy its remaining liabilities, which cash would be placed in a “closed fund pool” used to pay these expenses and not be transferred to FGALF.
If, after the Closing Date, any additional cash in excess of expenses incurred by FARF on or before the Closing Date that is received by or returned to FARF, would be placed into the closed fund pool to pay these expenses. If all such expenses have been paid, amounts that do not impact shareholders may be retained by FARF's Adviser and its affiliates in accordance with the policy. Any amount impacting shareholders should be received by FGALF as the surviving fund. Moreover, any amounts that are not retained by FARF's Adviser or its affiliates should be remitted to FGALF as the surviving fund. For a more complete description of the “closed fund pool” policy, please Section 1.2 of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
Following the transfer of its assets in exchange for Shares of FGALF, FARF will distribute Shares of FGALF pro rata to FARF shareholders of record of Shares in complete liquidation of FARF. Shareholders of FARF owning shares on the Closing Date of the Reorganization will receive that number of Shares of FGALF which have the same aggregate value as the shareholder had in FARF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FARF's shareholders on the share records of FGALF's transfer agent. FGALF does not issue share certificates to shareholders. Following the consummation of the Reorganization, FARF will then be dissolved.
The transfer of shareholder accounts from FARF to FGALF will occur automatically. It is not necessary for FARF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself in advance of the Reorganization. If you do so, you may disrupt the management of the Funds' portfolios. Nevertheless, shareholders may continue to redeem or transfer out of the Fund prior to the Reorganization.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Plan by FARF's shareholders; and (ii) the receipt by FARF and FGALF of an opinion to the effect that the Reorganization will be tax-free to FARF, its shareholders and FGALF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Funds' respective Boards determine that the Reorganization is not in the best interests of the shareholders of FARF or FGALF, respectively.
Board Considerations Relating to the Reorganization
The Board considered the Reorganization at a meeting held on November 13-15, 2018. In advance of the meeting, the Board requested and reviewed detailed information. After reviewing and evaluating this information, and after weighing the potential advantages and disadvantages of the Reorganization to FARF and FGALF and their respective shareholders, including the factors summarized below and other information in this Prospectus/Proxy Statement, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Trustee's judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. The Board, in recommending approval of the Plan, considered all factors it deemed pertinent in its business judgment, including the following:
•	FARF has total gross and net expenses higher than those of FGALF, such that after the Closing Date, FARF shareholders would be merged into a fund with lower total gross and net expenses for each share class. The Fee Limits on FGALF's total operating expenses will remain in effect until the later of (a) April 1, 2020 or (b) the date of FGALF's next effective Prospectus, unless the Board approves their earlier termination.

•	FARF's investment advisory contract provides for payment to FEMCOPA of an annual investment advisory fee rate of 0.75% of FARF's average daily net assets, while FGALF's investment advisory contract provides for payment to Fed Global of an annual investment advisory fee of 0.55% of FGALF's average daily net assets plus 4.5% of FGALF's gross income. The blended fee of FGALF is currently lower than the advisory fee of FARF, although it could be higher or lower depending on FGALF's gross income.
•	The Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(C) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of FARF (which would be a fully taxable redemption).
•	Although the investment objectives and certain of the investment, restrictions and policies of FARF and FGALF are different in certain respects, the broad focus of FGALF's investment strategy across the equity and fixed income spectrum allows the various investment strategies currently pursued by FARF, except for gold-related investments, to be permissible investments for FGALF. The Advisers believe that the similarities between the Funds' principal investment strategies outweigh the differences.
•	The performance of both Funds relative to each other and their benchmarks, including that FGALF had better performance than FARF for the 1-, 5-, and 10-year periods ended December 31, 2018, and for each of the past five calendar years, with the exception of 2011, 2014 and 2015.
•	There is no anticipated decline in services to FARF shareholders as a result of the Reorganization. Although the Funds' portfolio management teams are different, the range and quality of the services that FARF shareholders will receive as shareholders of FGALF will be comparable to the range and quality of services that they currently receive–as each of the Funds is managed by a subsidiary of Federated and sub-advised by the same sub-adviser, FIMCO.
•	Alternatives to the Reorganization, such as liquidation of FARF, including the merits, costs (including tax implications) and viability of these alternatives, and the Advisers' belief that the Reorganization provides a better resolution for FARF than the alternatives.
•	The terms and conditions of the Plan, as presented to the Board.
•	The Reorganization would provide an opportunity for shareholders to benefit from potential economies of scale that may be realized by combining the Funds' assets in the Reorganization.
•	FGALF will be the accounting survivor of the Reorganization for performance purposes.
•	FGALF is the larger fund (approximately $366,701,876 in assets versus approximately $77,099,145 in assets for FARF, as of October 31, 2018).
•	The share purchase and redemption provisions for the Funds are the same.
•	The share class structure of FARF is identical to that of FGALF, except that FGALF also offers Class R and Class R6 shares and FGALF has not adopted a Distribution (12b-1) Plan for its Class A shares.
•	The Reorganization may result in some potential benefits to the Advisers and their affiliates, including cost savings resulting from managing one combined Fund rather than two separate Funds.
With respect to Reorganization-related expenses, the Board considered that:
•	FARF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs as well as the cost associated with printing and mailing of prospectus supplements) associated with the Reorganization estimated at $84,095 (or $0.00926 per share);
•	FGALF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
•	Brokerage expenses for FARF related to the sale and purchase of portfolio securities by FARF prior to the Reorganization to better align FARF's portfolio with FGALF's portfolio are currently estimated at $90,586 (or $0.00997 per share), although the actual amount may vary depending upon the number of transactions executed;
•	The Advisers will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	The effect on the net asset value of FARF as a result of the payment of the direct proxy expenses and brokerage expenses is currently estimated to be $0.00926 and $0.00997 per share, respectively (cumulatively, $0.01923), and may vary depending upon the number of transaction executed and/or solicitation efforts required; and

•	There will be no dilution to shareholders as a result of the Reorganization, because each FARF shareholder will become the owner of shares of FGALF having a total net asset value equal to the total net asset value of his or her holdings in FARF on the date of the Reorganization.
The Board recommends that FARF shareholders approve the Plan.
Cost of the Reorganization
FARF and FGALF will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized below.
Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; printing; accounting fees; legal fees incurred by each Fund; (c) proxy solicitation costs; and other related administrative or operational costs. FARF will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $84,095, or $0.00926 per share. FGALF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. It is anticipated that FARF will incur transaction expenses associated with the sale and purchase of portfolio securities to the extent that any transition of portfolio securities is required in connection with the Reorganization. These brokerage costs, which will be borne by FARF, are currently estimated to be approximately $90,586, or $0.00997 per share, though the actual amount may vary depending upon the number of transactions executed. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization.
The foregoing brief summary of the Plan summarizes all material terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF FGALF'S SHARE CLASSES AND CAPITALIZATION
This section is for informational purposes only. If the reorganization is consummated, the capitalizations are likely to be different on the closing date as a result of daily share purchase and redemption activities in FGALF and changes in NAV.
The Shares of FGALF to be issued to the shareholders of FARF's Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FGALF provided herewith for additional information about Shares of FGALF.
The following table sets forth the unaudited capitalization of FARF into FGALF as of 11/30/2018.
Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Absolute Return Fund–Class A Shares	$42,853,161	5,086,359	$8.43
Reorganization expenses[2]	-98,296
Share Adjustment[3]		-2,845,538
Federated Global Allocation Fund–Class A Shares	146,322,936	7,670,334	$19.08
Federated Global Allocation Fund, Pro Forma Combined–Class A Shares	$189,077,801	9,911,155	$19.08

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Absolute Return Fund–Class B Shares	$1,095,686	133,971	$8.18
Reorganization expenses[2]	-2,513
Share Adjustment[3]		-75,198
Federated Global Allocation Fund–Class B Shares	9,757,832	524,753	$18.60
Federated Global Allocation Fund, Pro Forma Combined–Class B Shares	$10,851,005	583,526	$18.60

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Absolute Return Fund–Class C Shares	$11,231,518	1,380,241	$8.14
Reorganization expenses[2]	-25,763
Share Adjustment[3]		-775,179
Federated Global Allocation Fund–Class C Shares	64,095,054	3,459,995	$18.52
Federated Global Allocation Fund, Pro Forma Combined–Class C Shares	$75,300,809	4,065,057	$18.52

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Absolute Return Fund–Institutional Shares	$20,973,697	2,458,916	$8.53
Reorganization expenses[2]	-48,109
Share Adjustment[3]		-1,368,474
Federated Global Allocation Fund–Institutional Shares	95,613,380	4,981,895	$19.19
Federated Global Allocation Fund, Pro Forma Combined–Institutional Shares	$116,538,968	6,072,337	$19.19

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Global Allocation Fund–Class R Shares	$43,451,668	2,294,572	$18.94
Federated Global Allocation Fund, Pro Forma Combined–Class R Shares	$43,451,668	2,294,572	$18.94

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Global Allocation Fund–Class R6 Shares	$4,889,893	256,103	$19.09
Federated Global Allocation Fund, Pro Forma Combined–Class R6 Shares	$4,889,893	256,103	$19.09
1	Total net assets includes an additional $48,341,561 of net assets represented by Federated Global Allocation Fund's Class R and Class R6 Shares, which are not involved in the Reorganization.
2	Reorganization costs include estimated brokerage and proxy expenses to be paid by FARF in the combined amount of $174,681 (or $0.01923 per share), which amounts may vary depending upon the amount of solicitation required and the number of transactions executed.
3	Share adjustment necessary to reflect shares to be issued based on the net assets of FARF and FGALF NAV.
FEDERAL INCOME TAX CONSEQUENCES
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FARF and FGALF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by FGALF upon its receipt of FARF's assets in exchange for Shares of FGALF;
•	no gain or loss will be recognized by FARF upon transfer of its assets to FGALF solely in exchange for the Shares of FGALF or upon the distribution of FGALF Shares to FARF's shareholders in exchange for their FARF Shares;
•	no gain or loss will be recognized by shareholders of FARF upon exchange of their FARF Shares for FGALF Shares;
•	the tax basis of the assets of FARF in the hands of FGALF will be the same as the tax basis of such assets to FARF immediately prior to the Reorganization;
•	the aggregate tax basis of FGALF Shares received by each shareholder of FARF pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of FARF held by such shareholder immediately prior to the Reorganization;
•	the holding period of FGALF's Shares received by each shareholder of FARF will include the period during which FARF's Shares exchanged therefore were held by such shareholder, provided the Shares of FARF were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of FARF in the hands of FGALF will include the period during which those assets were held by FARF.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FARF, FGALF or any shareholder of FARF with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FARF would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FARF shares and the fair market value of FGALF shares received in exchange therefore.
Prior to the Reorganization, FARF may dispose of portfolio securities in the ordinary course of business, and in anticipation of the Reorganization (which may result in the realization of net capital gains). Before the Reorganization, FARF will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders. FARF's capital loss carryforward (including any capital loss in its final short year ending with the Reorganization) generally would not be available to offset any unrealized gains as of the date of the Reorganization in FGALF-sourced assets, if recognized by FGALF during a taxable year beginning within five years of the Reorganization. In addition, there may be additional limitations on the use of FARF's capital loss carryforward by FGALF going forward.
The following chart compares the capital loss carryforwards and gain/loss positions of FARF and FGALF as of the dates presented below:
	FARF		FGALF
	Date	Amount	Date	Amount
Capital Loss Carryforward	10/31/18	$48,947,317	11/30/18	$0
Capital loss carryforwards realized by a “regulated investment company” (as defined by the Code) in taxable years which commenced before December 22, 2010 are subject to expiration as mandated by the Code. In addition, the Code may limit the amounts of capital loss carryforwards and unrealized losses that can be utilized by funds involved in a reorganization. Based on the above information, while any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurs on or about May 10, 2019, the Advisers project that FGALF's ability to utilize FARF's remaining capital loss carryforwards will not be permanently limited.
To the extent that FARF would be in a net capital gain position prior to the Reorganization, FARF would make distributions of the capital gains (as well as any other required distributions) prior to the Reorganization being consummated. However, based on FARF's existing capital loss carryforwards and unrealized losses, the Advisers believe that it is unlikely that a capital gain distribution would be required.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FARF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. FARF is a portfolio of Federated Equity Funds (the “Trust”) which, along with FGAL,F was established under the Commonwealth of Massachusetts. Both Funds are governed by their respective Declarations of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FGALF and FARF are set forth in their respective Declarations of Trust and Bylaws. Set forth below is a brief summary of the material rights of shareholders of FGALF and shareholders of FARF. Both FARF and FGLAF may be referred to as a “Trust” in the chart below.
CATEGORY	SHAREHOLDER RIGHTS FARF	SHAREHOLDER RIGHTS FGALF
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights (other than the right to convert their shares to any other share class of the same fund as provided in the prospectuses of FARF and FGALF)	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of FARF and FGALF)	None	Same

CATEGORY	SHAREHOLDER RIGHTS FARF	SHAREHOLDER RIGHTS FGALF
Minimum Account Size	$1,500 for A, B, and C classes (in the case of IRAs, $250); $250 for IRA rollovers and $1,000,000 for the IS class.	Same
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Special Meeting of Shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.	Special meetings of the shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and must be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote at the meeting.
Notice of Meeting	Notices of any Special Meeting of Shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least fifteen days before the meeting, to such address as may be registered with the Trust by the shareholder.	Same
Record Date for Meetings	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.	A period not exceeding ninety (90) days preceding the date of any meeting of shareholders of the Trust or any Fund or Class.
Quorum for Meetings	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust outstanding and entitled to vote at such meeting without regard to Class except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.	Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.
Vote Required for Election of Trustees	A plurality of shares cast at a meeting of shareholders of the Trust.	Unless otherwise required by the 1940 Act or other applicable law, or unless the Trustees determine otherwise, a Trustee shall be elected by the Trustees and shareholders shall have no right to elect Trustees. Where the 1940 Act requires a shareholder vote for the election of Trustees, a plurality of the votes cast is required to elect a Trustee.
Adjournment of Meetings	In the absence of a quorum, Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present.	In the absence of a quorum, a plurality of the Shares present and entitled to vote may adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such a matter is present.
Removal of Trustees by Shareholders	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.	Same

CATEGORY	SHAREHOLDER RIGHTS FARF	SHAREHOLDER RIGHTS FGALF
Personal Liability of Officers and Trustees	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).	Same
Personal Liability of Shareholders	The Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any Fund or Class personally or to call upon such shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription for any shares or otherwise. No shareholder or former shareholder of any Fund or Class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Fund or Class arising out of any action taken or omitted for or on behalf of the Trust or such Fund or Class, and the Trust or such Fund or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Fund or Class of the Trust for the payment or performance thereof. The Registrant shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series of Class and satisfy and judgment thereon.	Same

CATEGORY	SHAREHOLDER RIGHTS FARF	SHAREHOLDER RIGHTS FGALF
Right of Inspection	The trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.	Same
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Unlimited, No Par Value
INFORMATION ABOUT FARF AND FGALF
WHERE TO FIND ADDITIONAL INFORMATION
Information about FARF is included in its Prospectus and SAI dated December 31, 2018, each of which is incorporated herein by reference. Information about FGALF is included in its Prospectus and its SAI dated January 31, 2019, each of which is incorporated herein by reference. A copy of the Prospectus for FGALF accompanies this Prospectus/Proxy Statement. Copies of the SAI of FGALF, the Prospectus and SAI of FARF and the SAI dated March 8, 2019, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of FARF and FGALF are also available electronically at Federated's website at www.FederatedInvestors.com.
FARF and FGALF are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds. Copies of such material can be obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of FARF. The proxies will be voted at the special meeting of shareholders of FARF to be held at 10:00 a.m. (Eastern time) on April 25, 2019, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FARF or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about March 20, 2019, to shareholders of record at the close of business on February 25, 2019 (the “Record Date”).

FARF's Annual Report, which includes audited financial statements for the fiscal year ended October 31, 2018, was previously mailed to shareholders of FARF. FGALF's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2018, was previously mailed to shareholders of FGALF. FARF and FGALF will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of FARF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FGALF are not being solicited since their approval is not required in order to effect the Reorganization.
Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.
In order to hold the Special Meeting, a “quorum” of shareholders of FARF must be present. Holders of more than one-fourth of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of FARF; or (b) 67% or more of the voting securities of FARF present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy.
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.
If a quorum is not present, the persons named as proxies shall vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the Special Meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies shall vote AGAINST any adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. If a quorum is achieved and a majority of the shareholders vote against the proposal, the

Reorganization will not occur at this time and the Board will consider alternatives such as liquidating FARF. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS
As of February 25, 2019, FARF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Absolute Return Fund	Class A Shares	4,811,469
	Class B Shares	109,583
	Class C Shares	1,176,652
	Institutional Shares	1,782,637
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of FARF management, as of February 25, 2019, the following entities held beneficially or of record 5% or more of FARF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Absolute Return Fund–Class A Shares	LPL Financial, San Diego, CA	246,756	5.13%
	Morgan Stanley Smith Barney LLC, New York, NY	311,814	6.48%
	Charles Schwab & Co., Inc., San Francisco, CA	342,311	7.11%
	Edward D. Jones & Co., St Louis, MO	374,373	7.78%
	MLPF& S, Jacksonville, FL	420,194	8.73%
	UBS WM, USA, Weehawken, NJ	472,451	9.82%
	Pershing LLC, Jersey City, NJ	490,476	10.19%
	National Financial Services LLC, New York, NY	535,436	11.13%
	Wells Fargo Clearing Services LLC, St. Louis, MO	551,804	11.47

Federated Absolute Return Fund–Class B Shares	Pershing, LLC, Jersey City, NJ	6,680	6.10%
	Morgan Stanley Smith Barney, LLC, New York, NY	11,752	10.72%
	National Financial Services LLC, New York, NY	13,878	12.66%
	Charles Schwab& Co., Inc., San Francisco, CA	15,213	13.88%
	MLPF& S, Jacksonville, FL	22,299	20.35%
	Wells Fargo Clearing Services, LLC, St. Louis, MO	22,581	20.61%
Federated Absolute Return Fund–Class C Shares	Morgan Stanley Smith Barney, LLC, New York, NY	76,016	6.46%
	UBS WM, USA, Weehawken, NJ	81,871	6.96%
	MLPF& S, Jacksonville, FL	105,695	8.98%
	Wells Fargo Clearing Services, LLC, St. Louis, MO	131,628	11.19%
	Stifel Nicholaus & Co., Inc., St. Louis, MO	349,254	29.68%
Federated Absolute Return Fund–Institutional Shares	Belco & Co., Belle Fourche, SD	100,563	5.64%
	Great West Trust Company, LLC, Greenwood Village, CO	164,211	9.21%
	National Financial Services LLC, New York, NY	237,398	13.32%
	Charles Schwab& Co., Inc., San Francisco, CA	237,945	13.35%
	UBS WM, USA, Weehawken, NJ	256,695	14.40%
	Wells Fargo Clearing Services, LLC, St. Louis, MO	407,681	22.87%
Officers and Trustees as a group owned less than 1% of each share class EXCEPT:
Federated Absolute Return Fund – Institutional Shares
Officers and Trustees, as a group, owned approximately 334,347.58 (18.75%) of the outstanding Institutional Shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
Stifel Nicolaus & Co. is a wholly-owned subsidiary of Stifel Financial Corp. which is organized in the state of Delaware.

As of February 25, 2019, FGALF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Global Allocation Fund	Class A Shares	7,790,882
	Class B Shares	504,695
	Class C Shares	3,448,236
	Institutional Shares	4,824,114
	Class R Shares	2,394,451
	Class R6 Shares	280,546
To the knowledge of FGALF's management, as of February 25, 2019, the following entities held beneficially or of record 5% or more of FGALF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Global Allocation Fund–Class A Shares	Paychex Securities Corporation, W. Henrietta, NY	641,233	8.23%
	Edward D. Jones & Co., St. Louis, MO	641,858	8.24%
	Pershing, LLC, Jersey City, NJ	645,563	8.29%
	National Financial Services LLC, New York, NY	706,375	9.07%

Federated Global Allocation Fund–Class B Shares	Charles Schwab& Co., Inc., San Francisco, CA	30,758	6.09%
	American Enterprise Investor Services, Minneapolis, MN	31,523	6.25%
	Wells Fargo Clearing Services, LLC, St. Louis, MO	38,289	7.59%
	National Financial Services LLC, New York, NY	84,713	16.79%
	Pershing LLC, Jersey City, NJ	146,011	28.93%

Federated Global Allocation Fund–Class C Shares	Raymond James, St. Petersburg, FL	341,071	9.89%
	Wells Fargo Clearing Services, LLC, St. Louis, MO	350,219	10.16%

Federated Global Allocation Fund–Institutional Shares	DCGT, Des Moines, IA	286,089	5.93%
	Great West Trust Company, LLC, Greenwood Village, CO	303,127	6.28%
	Sand Flea Partners LP, Pittsburgh, PA	483,468	10.02%
	Wells Fargo Clearing Services, LLC, St. Louis, MO	575,987	11.94%
	Raymond James, St. Petersburg, FL	722,940	14.99%

Federated Global Allocation Fund–Class R Shares	No shareholders owned of record, beneficially, or both, 5% or more of outstanding Class R Shares.

Federated Global Allocation Fund–Class R6 Shares	Ascensus Trust Company, Fargo, ND	15,458	5.51%
	State Street Bank and Trust Company, Boston, MA	258,661	92.20%
Officers and Trustees as a group owned less than 1% of each share class EXCEPT:
Federated Global Allocation Fund – Institutional Shares
Officers and Trustees, as a group, owned approximately 488,452.97 (10.12%) of the outstanding Institutional Shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
Pershing LLC is organized in the state of Delaware and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation which is organized in the state of Delaware.

State Street Bank and Trust Company is organized in the Commonwealth of Massachusetts.
INTERESTS OF CERTAIN PERSONS
The Advisers are each a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.
J. Christopher Donahue currently serves as an Interested Trustee of Federated Equity Funds, of which FARF is a portfolio, and FGALF.
SHAREHOLDER COMMUNICATIONS AND OTHER MATTERS
All shareholder communication should be directed to the Trust's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FARF. With respect to any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote AGAINST such an adjournment those proxies that are required to vote against the proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
Peter J. Germain
Secretary
March 8, 2019

ANNEX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 7th day of March, 2019, by and between Federated Global Allocation Fund, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund”), and Federated Equity Funds, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561(the “Reorganizing Fund Registrant”), on behalf of Federated Absolute Return Fund (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class A, Class B, Class C and Institutional Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares (Class A, Class B, Class C and Institutional Shares, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Class A, Class B, Class C and Institutional Shares) to the holders of the outstanding shares of the Reorganizing Fund (Class A, Class B, Class C and Institutional Shares, respectively), and (iii) the liquidation and dissolution of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Reorganizing Fund is a separate series of the Reorganizing Fund Registrant, the Surviving Fund and the Reorganizing Fund Registrant are open-end, registered management investment company, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Trustees of the Surviving Fund have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Reorganizing Fund Shares by (y) the net asset value per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Reorganizing Fund. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund, and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued liabilities recorded on the Reorganizing Fund's book on or before the Closing Date that is retained by the Reorganizing Fund's investment adviser under the Closed Fund Policy.1
The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements, which contain a list of all of the Reorganizing Fund's assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or after May 10, 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's adviser) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Class A, Class B, Class C and Institutional Shares, (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the Class A, Class B, Class C and Institutional Shares of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The Reorganizing Fund will satisfy its liabilities prior to the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses, and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's adviser under its Closed Fund Policy) would not be transferred to the Surviving Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund's books on or before the Closing Date are received by or returned to the Reorganizing Fund, the Reorganizing Fund's adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund's adviser would be remitted to the Surviving Fund.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate net asset value of the Reorganizing Fund Shares, to be distributed to Reorganizing Fund Shareholders.
—	—	—	—
1	The Closed Fund Policy provides that if the additional cash in excess of accrued fund expenses is received by or returned to the fund (the “Balance”) is less than the total amount that the Reorganizing Fund's Adviser assumed and/or waived during the final period and last full fiscal year the fund was open (the “Analysis Period”), the additional cash will be retained by the Reorganizing Fund's Adviser. If the Balance is greater than the amount assumed or waived during the Analysis Period, the Adviser will retain up to the amount of assumptions and waivers during the Analysis Period and the excess could be distributed to shareholders remaining at the time of the liquidation of the fund in accordance with the Closed Fund Policy.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.
1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholders' initial receipt of Surviving Fund Shares as part of the Reorganization.
In connection with the Reorganization, a Reorganizing Fund Shareholder will initially acquire the Surviving Fund Shares pursuant to the terms of this Agreement at net asset value, but subsequent purchases of such Surviving Fund Shares will be subject to any sales loads (including any front-end sales load) applicable to purchases of Surviving Fund Shares.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund's assets to be acquired by the Surviving Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Registrant's Declaration of Trust and the Surviving Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board of Trustees (“Board”) of the Registrant).
2.2 VALUATION OF SHARES. The net asset value per share of each class of Surviving Fund Shares shall be the net asset value per share of such class of Surviving Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Registrant's Declaration of Trust and the Surviving Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund's assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about May 10, 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund's account on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund as follows:
a) The Reorganizing Fund is a legally designated, separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.
b) The Registrant is registered as an open-end management investment company under the 1940 Act, the Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund's shares are registered under the Securities Act of 1933, as amended (“1993 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d) The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e) The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund's financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g) The audited financial statements of the Reorganizing Fund as of October 31, 2018, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h) Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.
i) As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund's knowledge, there have been no material miscalculations of the net asset value of the Reorganizing Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j) The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing Fund, the Reorganizing Fund's Board and committees of the Reorganizing Fund's Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k) The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
l) All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
m) All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund's transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n) At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
o) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

p) The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
q) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r) The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
t) The Reorganizing Fund, and the Registrant with respect to the Reorganizing Fund, has compliance and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Registrant's ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund as follows:
a) The Surviving Fund is a legally designated, separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.
b) The Surviving Fund is registered as an open-end management investment company under the 1940 Act, the Surviving Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d) The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e) Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f) The audited financial statements of the Surviving Fund as of November 30, 2018 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g) Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Surviving Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.
h) All federal and other tax returns and reports of the Surviving Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i) All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
k) Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
l) The information to be furnished by the Surviving Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n) The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p) The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund's shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund's name by the Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
Any comments from the Commission's staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment adviser, Federated Global Investment Management Corp., and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund shareholders as of the record date set forth therein.
All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund's name by the Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund's assets and liabilities, together with a list of the Reorganizing Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
a) The transfer of all or substantially all of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution and liquidation of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c) No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d) No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e) The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f) The tax basis of the Reorganizing Fund's assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Reorganizing Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials as well as the cost associated with printing and mailing of prospectus supplements, as applicable, and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Reorganizing Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., or their affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund's and Surviving Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund and the Reorganizing Fund Registrant on behalf of the Reorganizing Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Reorganizing Fund or the Registrant, or its Trustees or officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund, and as specifically authorized by the Board; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund or Reorganizing Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declarations of Trust of the Surviving Fund and the Reorganizing Fund Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund and the Reorganizing Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Surviving Fund and Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declarations of Trust of the Surviving Fund and Reorganizing Fund Registrant, if applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
Federated Global Allocation Fund
By: /s/ Peter J. Germain
Name: Peter J. Germain
Title: Secretary
FEDERATED EQUITY FUNDS
on behalf of its portfolio,
Federated Absolute Return Fund
By: /s/ Peter J. Germain
Name: Peter J. Germain
Title: Secretary

ANNEX B - FINANCIAL HIGHLIGHTS

Financial Highlights–Federated Absolute Return Fund-Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.73	$9.45	$10.28	$10.07	$9.47
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	0.01	0.01	(0.00)[2]	0.05
Net realized and unrealized gain (loss)	(1.19)	0.27	(0.84)	0.34	0.55
TOTAL FROM INVESTMENT OPERATIONS	(1.20)	0.28	(0.83)	0.34	0.60
Less Distributions:
Distributions from net investment income	(0.04)	—	—	(0.13)	(0.00)[2]
Net Asset Value, End of Period	$8.49	$9.73	$9.45	$10.28	$10.07
Total Return[3]	(12.43)%	2.96%	(8.07)%	3.45%	6.38%
Ratios to Average Net Assets:
Net expenses	2.11%	1.46%	1.50%	1.50%	1.26%
Net expenses excluding dividends and other expenses related to short sales	1.32%	1.30%	1.29%	1.32%	1.26%
Net investment income (loss)	(0.11)%	0.14%	0.07%	0.03%	0.49%
Expense waiver/reimbursement[4]	0.27%	0.16%	0.11%	0.12%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,913	$54,314	$69,440	$94,755	$88,588
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

Financial Highlights–Federated Absolute Return Fund-Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.49	$9.28	$10.17	$9.91	$9.39
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.06)	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(1.16)	0.27	(0.82)	0.33	0.55
TOTAL FROM INVESTMENT OPERATIONS	(1.24)	0.21	(0.89)	0.26	0.52
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.00)[2]
Net Asset Value, End of Period	$8.25	$9.49	$9.28	$10.17	$9.91
Total Return[3]	(13.07)%	2.26%	(8.75)%	2.62%	5.59%
Ratios to Average Net Assets:
Net expenses	2.86%	2.21%	2.26%	2.24%	2.03%
Net expenses excluding dividends and other expenses related to short sales	2.07%	2.05%	2.04%	2.07%	2.03%
Net investment income (loss)	(0.88)%	(0.60)%	(0.68)%	(0.70)%	(0.28)%
Expense waiver/reimbursement[4]	0.25%	0.16%	0.11%	0.13%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,178	$2,777	$4,368	$7,517	$11,193
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

Financial Highlights–Federated Absolute Return Fund-Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.44	$9.23	$10.12	$9.86	$9.35
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.06)	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(1.15)	0.27	(0.82)	0.33	0.54
TOTAL FROM INVESTMENT OPERATIONS	(1.23)	0.21	(0.89)	0.26	0.51
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.00)[2]
Net Asset Value, End of Period	$8.21	$9.44	$9.23	$10.12	$9.86
Total Return[3]	(13.03)%	2.28%	(8.79)%	2.64%	5.50%
Ratios to Average Net Assets:
Net expenses	2.86%	2.21%	2.25%	2.24%	2.04%
Net expenses excluding dividends and other expenses related to short sales	2.07%	2.05%	2.04%	2.07%	2.04%
Net investment income (loss)	(0.83)%	(0.59)%	(0.67)%	(0.71)%	(0.28)%
Expense waiver/reimbursement[4]	0.25%	0.16%	0.11%	0.13%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,493	$31,528	$48,157	$63,406	$70,323
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

Financial Highlights–Federated Absolute Return Fund-Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.85	$9.54	$10.35	$10.14	$9.52
Income From Investment Operations:
Net investment income[1]	0.01	0.04	0.03	0.02	0.07
Net realized and unrealized gain (loss)	(1.20)	0.27	(0.84)	0.35	0.55
TOTAL FROM INVESTMENT OPERATIONS	(1.19)	0.31	(0.81)	0.37	0.62
Less Distributions:
Distributions from net investment income	(0.06)	—	—	(0.16)	(0.00)[2]
Net Asset Value, End of Period	$8.60	$9.85	$9.54	$10.35	$10.14
Total Return[3]	(12.15)%	3.25%	(7.83)%	3.69%	6.56%
Ratios to Average Net Assets:
Net expenses	1.86%	1.21%	1.25%	1.27%	1.04%
Net expenses excluding dividends and other expenses related to short sales	1.07%	1.05%	1.04%	1.07%	1.04%
Net investment income	0.12%	0.39%	0.31%	0.22%	0.72%
Expense waiver/reimbursement[4]	0.25%	0.16%	0.11%	0.11%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,406	$52,974	$112,822	$106,928	$36,380
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated Global Allocation Fund-Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.09	$17.49	$17.87	$20.29	$21.47
Income From Investment Operations:
Net investment income (loss)[1]	0.31	0.28	0.29	0.27	0.18
Net realized and unrealized gain (loss)	(0.99)	2.63	(0.37)	(0.80)	1.10
TOTAL FROM INVESTMENT OPERATIONS	(0.68)	2.91	(0.08)	(0.53)	1.28
Less Distributions:
Distributions from net investment income	(0.33)	(0.31)	(0.29)	(0.17)	(0.12)
Distributions from net realized gain	—	—	(0.01)	(1.72)	(2.34)
TOTAL DISTRIBUTIONS	(0.33)	(0.31)	(0.30)	(1.89)	(2.46)
Redemption Fees	—	—	—	—	0.00[2]
Net Asset Value, End of Period	$19.08	$20.09	$17.49	$17.87	$20.29
Total Return[3]	(3.46)%	16.85%	(0.68)%	(2.80)%	6.53%
Ratios to Average Net Assets:
Net expenses	1.15%	1.14%	1.14%	1.16%	1.14%
Net investment income	1.53%	1.50%	1.65%	1.45%	0.93%
Expense waiver/reimbursement[4]	0.11%	0.18%	0.17%	0.13%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$146,323	$169,424	$169,443	$187,183	$196,067
Portfolio turnover	66%	58%	105%	76%	100%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated Global Allocation Fund-Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.58	$17.06	$17.43	$19.86	$21.17
Income From Investment Operations:
Net investment income (loss)[1]	0.14	0.13	0.14	0.12	0.02
Net realized and unrealized gain (loss)	(0.96)	2.55	(0.35)	(0.78)	1.07
TOTAL FROM INVESTMENT OPERATIONS	(0.82)	2.68	(0.21)	(0.66)	1.09
Less Distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.15)	(0.05)	(0.06)
Distributions from net realized gain	—	—	(0.01)	(1.72)	(2.34)
TOTAL DISTRIBUTIONS	(0.16)	(0.16)	(0.16)	(1.77)	(2.40)
Redemption Fees	—	—	—	—	0.00[2]
Net Asset Value, End of Period	$18.60	$19.58	$17.06	$17.43	$19.86
Total Return[3]	(4.20)%	15.84%	(1.46)%	(3.59)%	5.67%
Ratios to Average Net Assets:
Net expenses	1.96%	1.95%	1.95%	1.97%	1.95%
Net investment income	0.72%	0.70%	0.85%	0.64%	0.12%
Expense waiver/reimbursement[4]	0.12%	0.20%	0.18%	0.12%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,758	$14,342	$16,037	$21,384	$26,163
Portfolio turnover	66%	58%	105%	76%	100%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated Global Allocation Fund-Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.51	$17.00	$17.37	$19.80	$21.11
Income From Investment Operations:
Net investment income (loss)[1]	0.15	0.14	0.15	0.13	0.03
Net realized and unrealized gain (loss)	(0.96)	2.55	(0.35)	(0.78)	1.07
TOTAL FROM INVESTMENT OPERATIONS	(0.81)	2.69	(0.20)	(0.65)	1.10
Less Distributions:
Distributions from net investment income	(0.18)	(0.18)	(0.16)	(0.06)	(0.07)
Distributions from net realized gain	—	—	(0.01)	(1.72)	(2.34)
TOTAL DISTRIBUTIONS	(0.18)	(0.18)	(0.17)	(1.78)	(2.41)
Redemption Fees	—	—	—	—	0.00[2]
Net Asset Value, End of Period	$18.52	$19.51	$17.00	$17.37	$19.80
Total Return[3]	(4.20)%	15.92%	(1.44)%	(3.55)%	5.70%
Ratios to Average Net Assets:
Net expenses	1.90%	1.89%	1.89%	1.91%	1.89%
Net investment income	0.78%	0.75%	0.91%	0.70%	0.17%
Expense waiver/reimbursement[4]	0.14%	0.21%	0.20%	0.15%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$64,095	$78,445	$82,845	$89,640	$81,703
Portfolio turnover	66%	58%	105%	76%	100%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated Global Allocation Fund-Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.21	$17.61	$17.98	$20.40	$21.54
Income From Investment Operations:
Net investment income (loss)[1]	0.37	0.33	0.34	0.32	0.24
Net realized and unrealized gain (loss)	(1.00)	2.65	(0.37)	(0.80)	1.10
TOTAL FROM INVESTMENT OPERATIONS	(0.63)	2.98	(0.03)	(0.48)	1.34
Less Distributions:
Distributions from net investment income	(0.39)	(0.38)	(0.33)	(0.22)	(0.14)
Distributions from net realized gain	—	—	(0.01)	(1.72)	(2.34)
TOTAL DISTRIBUTIONS	(0.39)	(0.38)	(0.34)	(1.94)	(2.48)
Redemption Fees	—	—	—	—	0.00[2]
Net Asset Value, End of Period	$19.19	$20.21	$17.61	$17.98	$20.40
Total Return[3]	(3.21)%	17.13%	(0.37)%	(2.51)%	6.85%
Ratios to Average Net Assets:
Net expenses	0.86%	0.85%	0.85%	0.87%	0.85%
Net investment income	1.81%	1.77%	1.95%	1.74%	1.21%
Expense waiver/reimbursement[4]	0.14%	0.20%	0.20%	0.14%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$95,613	$105,720	$91,167	$115,108	$62,451
Portfolio turnover	66%	58%	105%	76%	100%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

ANNEX C - SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES
The term “fund family,” used herein, shall refer to the Federated mutual funds.
Ameriprise Financial
CLASS A SHARES FRONT-END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE FINANCIAL:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus:
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
EXCHANGE Feature of CLASS C SHARES AVAILABLE AT AMERIPRISE FINANCIAL:
Automatic Exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.
Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge (CDSC) waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;
•	Shares purchased through a Merrill Lynch affiliated investment advisory program;
•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform;
•	Shares of funds purchased through the Merrill Edge Self-Directed platform;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date;
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
•	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus;
•	Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on A, B and C Shares available at Merrill Lynch
•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus;
•	Return of excess contributions from an IRA Account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2;
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
•	Shares acquired through a right of reinstatement;
•	Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only). The CDSC applicable to the converted shares will be waived, and Merrill Lynch will remit to the Fund's Distributor a portion of the waived CDSC. Such portion shall be equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-End Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent
•	Breakpoints as described in this prospectus;
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets;
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.
Morgan Stanley Smith Barney
Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Smith Barney:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules;
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
•	Shares purchased through a Morgan Stanley self-directed brokerage account;
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's intra-fund share class exchange program;
•	Shares purchased from the proceeds of redemptions within the same fund family, provided: (i) the repurchase occurs within 90 days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing and redeeming Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
•	Shares purchased through a Raymond James investment advisory program;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family);
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);
•	A shareholder in the Fund's Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of Raymond James.
CDSC Waivers on A, B and C Shares Available at Raymond James
•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus;
•	Return of excess contributions from an IRA Account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund's prospectus;
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James;
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation
•	Breakpoints as described in this prospectus;
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 314172743
CUSIP 314172735
CUSIP 314172727
CUSIP 314172453
Q454537 (3/19)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

STATEMENT OF ADDITIONAL INFORMATION
MARCH 8, 2019
ACQUISITION OF THE ASSETS OF
FEDERATED ABSOLUTE RETURN FUND
A Portfolio of Federated Equity Funds
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED GLOBAL ALLOCATION FUND
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated March 8, 2019, is not a Prospectus. A Prospectus/Proxy Statement dated March 8, 2019, related to the above-referenced matter may be obtained from Federated Global Allocation Fund and/or Federated Absolute Return Fund, by writing or calling Federated Global Allocation Fund and/or Federated Absolute Return Fund, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated Absolute Return Fund, dated December 31, 2018.
2.	Statement of Additional Information of Federated Global Allocation Fund, dated January 31, 2019.
3.	Annual Report of Federated Absolute Return Fund, dated October 31, 2018.
4.	Annual Report of Federated Global Allocation Fund, dated November 30, 2018.
5.	Semi-Annual Report of Federated Absolute Return Fund, dated April 30, 2018.
6.	Semi-Annual Report of Federated Global Allocation Fund, dated May 31, 2018.
7.	Proforma Financial Information for Federated Absolute Return Fund and Federated Global Allocation Fund Reorganization.
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INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated Absolute Return Fund dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 207 to its Registration Statement on Form N-1A (File Nos. 811-4017 and 2-91090), which was filed with the Securities and Exchange Commission (SEC) on December 27, 2018. A copy may be obtained from the Federated Absolute Return Fund at 1-800-341-7400.
The Statement of Additional Information of Federated Global Allocation Fund dated January 31, 2019, is included herein to Federated Global Allocation Fund, Post-Effective Amendment No. 146 to its Registration Statement on Form N-1A (File Nos. 811-1 and 2-10415) which was filed with the Securities and Exchange Commission on January 28, 2019. A copy may be obtained from the Federated Global Allocation Fund at 1-800-341-7400.
The audited financial statements of Federated Absolute Return Fund, dated October 31, 2018, are included herein to the Annual Report to shareholders of Federated Absolute Return Fund, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on December 26, 2018.
The audited financial statements of Federated Global Allocation Fund, dated November 30, 2018, are included herein to the Annual Report to shareholders of Federated Global Allocation Fund, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 28, 2019.
The unaudited financial statements of Federated Absolute Return Fund, dated April 30, 2018, are included herein to the Semi-Annual Report to shareholders of Federated Absolute Return Fund, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on June 25, 2018.
The unaudited financial statements of Federated Global Allocation Fund, dated May 31, 2018, are included herein to the Semi-Annual Report to shareholders of Federated Global Allocation Fund, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on July 25, 2018.
PRO FORMA FINANCIAL INFORMATION
Federated Absolute Return Fund into Federated Global Allocation Fund
Federated Absolute Return Fund (FARF), a portfolio of Federated Equity Funds, and Federated Global Allocation Fund (FGALF) (the “Fund” or collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. FARF is advised by Federated Equity Management Company of Pennsylvania and FGALF is advised by Federated Global Investment Management Corp (collectively, the “Advisers”).
The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of FARF's Annual Report for the fiscal year ended October 31, 2018 and FGALF's Annual Report for the fiscal year ended November 30, 2018, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.
Narrative Description of the Pro Forma Effects of the Reorganization
The unaudited pro forma information set forth below for the twelve months ended November 30, 2018, is intended to present ratios and supplemental data as if the Reorganization of FARF into FGALF had been consummated on December 1, 2017. The Reorganization is intended to consolidate FARF with a larger fund with a stronger historical performance record and lower gross and net total expenses. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.
FGALF offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. FARF currently offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FARF for Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF, respectively. Under GAAP, FGALF will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. No gain or loss will be recognized by FARF or its shareholders as a result of the merger.
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The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization. FARF will pay direct proxy expenses, including the cost of processing, printing and mailing Proxy Materials, as well as, the cost associated with printing and mailing of prospectus supplements, as applicable, and the cost of soliciting and tabulating the vote of its shareholders. FARF may also incur transaction expenses associated with the sale and purchase of portfolio securities. The Funds' Advisers and/or their affiliates, will bear all remaining direct and indirect expenses associated with the Funds' participation in the Reorganization, provided however, that FGALF shall bear expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).
Portfolio Valuation
In calculating its net asset value (NAV), each Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Funds' Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Funds, the Advisers and certain of the Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any
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U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Pro Forma Adjustments
As of November 30, 2018, FARF's net assets amounted to approximately $76 million and FGALF's net assets amounted to approximately $364 million. The expected net assets of the combined fund, had the Reorganization been consummated on December 1, 2017, the beginning of FGALF's fiscal year, are approximately $440 million.
At November 30, 2018, FARF and FGALF paid investment advisory fees computed at the annual rate of 0.75% and 0.68%, respectively, as a percentage of average daily net assets. The advisory agreement between FGALF and its Adviser provides for an annual fee of 0.55% of the average daily net assets of the Fund plus 4.50% of gross income, excluding gains and losses.
On a pro forma basis, for the twelve months ended November 30, 2018, the proposed Reorganization of FGALF and FARF would have resulted in a decrease in gross operating expenses of approximately $400,000, the most significant of which is a decrease of approximately $120,000 in the investment advisory fee, $80,000 in portfolio accounting fees and $90,000 in transfer agent fees due to the combining of two portfolios into one, as the base contract fee is per fund. Likewise, reductions of approximately $40,000 in audit fees and $25,000 in printing and postage result from the combination. On a proforma basis, the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to FGALF, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As defined in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, dividends and other expenses related to short sales, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed1.14%, 1.97%, 1.93%, 1.57%, 0.85% and 0.83% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Tax Status
Each Fund has elected to be taxed as a “regulated investment company” under the Code. After the acquisition, FGALF intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provisions of the Code and distributing to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, FARF will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.
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The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are primarily the result of wash sales, defaulted securities, mark to market of futures contracts, straddle loss deferrals and partnership adjustments.
Capital Loss Carryforwards
As of October 31, 2018, FARF had capital loss carryforwards available to offset future net realized capital gains of $48,947,317, $18,645,187 of which will expire on the date of the Reorganization.
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FEDERATED ABSOLUTE RETURN FUND
Investment Adviser
Federated Equity Management Company of Pennsylvania
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Sub-Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
FEDERATED GLOBAL Allocation FUND
Investment Adviser
Federated Global Investment Management Corp.
101 Park Avenue,
41st Floor
New York, NY 10178
Sub-Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
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Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q454538 (1/19)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, You do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E55365-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Proposal 1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Global Allocation Fund (FGALF) would acquire all, or substantially all, of the assets of Federated Absolute Return Fund (FARF) in exchange for Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF to be distributed pro rata by FARF to its shareholders of Class A Shares, Class B Shares, Class C Shares and Institutional Shares, respectively, in a complete liquidation and dissolution of FARF.

Any such vote AGAINST the Proposal will authorize the persons named as proxies to vote AGAINST any adjournment of the Special Meeting. The persons named as proxies will vote in FAVOR of any adjournment of the Special Meeting all other proxies they are authorized to vote.

For	Against	Abstain

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

E55366-TBD

FEDERATED ABSOLUTE RETURN FUND

A portfolio of Federated Equity Funds

SPECIAL MEETING OF SHAREHOLDERS — April 25, 2019

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Absolute Return Fund, a portfolio of Federated Equity Funds (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint George Magera, Kary Moore, Edward Bartley, Maureen Ferguson, Allison Miller and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on April 25, 2019 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.